As filed with the Securities and Exchange Commission on April 25, 2003
File Nos. 2-69062 and 811-3091

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 28 and/or	|X|
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 30	|X|
(Check appropriate box or boxes)

Merrill Lynch Series Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 9011 Princeton, New Jersey 08543-9011 (Address of Principal Executive Offices)

(609) 282-2800 (Registrant’s Telephone Number, including Area Code)

Terry K. Glenn Merrill Lynch Series Fund, Inc. 800 Scudders Mill Road Plainsboro, New Jersey 08536 (Name and Address of Agent for Service)

Copies to:
Leonard B. Mackey, Esq. CLIFFORD CHANCE US LLP 200 Park Avenue New York, New York 10166	Andrew J. Donohue, Esq. MERRILL LYNCH INVESTMENT MANAGERS, L.P. P.O. Box 9011 Princeton, New Jersey 08543-901

It is proposed that this filing will become effective (check appropriate box)
	| |	immediately upon filing pursuant to paragraph (b) of Rule 485
	|X|	on April 30, 2003 pursuant to paragraph (b) of Rule 485
	| |	60 days after filing pursuant to paragraph (a)(1) of Rule 485
	| |	on (date) pursuant to paragraph (a)(1) of Rule 485
	| |	75 days after filing pursuant to paragraph (a)(2) of Rule 485
	| |	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO] Merrill Lynch Investment Managers	www.mlim.ml.com

Prospectus May 1, 2003

Merrill Lynch Series Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Merrill Lynch Balanced Capital Strategy Portfolio

MERRILL LYNCH BALANCED CAPITAL STRATEGY PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Total Investment Return — the combination of capital appreciation (from increases or decreases in market value of investments) and current income (from interest or dividends).

Equity Securities — common stock, preferred stock, securities convertible into common stock, or securities or other investments whose price is linked to the value of common stock.

Fixed Income Securities — instruments that pay a stated rate of interest or other repayment, including regular debt obligations as well as preferred stock that carries a promised level of dividend payments.

Investment Grade — fixed income securities rated in one of the four highest ratings categories by a major credit rating agency.

MERRILL LYNCH BALANCED CAPITAL STRATEGY PORTFOLIO AT A GLANCE

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek high total investment return.

What are the Portfolio’s main investment strategies?

The Portfolio tries to choose some investments that will increase in value and others that pay dividends or interest. The Portfolio invests in U.S. and foreign equity and fixed income securities of any maturity. The Portfolio usually invests more in equities than in fixed income securities. Under normal circumstances, the Portfolio invests a majority of its assets in common stocks of large companies. The Portfolio will invest at least 25% of its net assets in fixed income securities. When it invests in fixed income securities, the Portfolio will invest primarily in investment grade fixed income securities. The Portfolio may invest its assets in mortgage-backed and asset-backed securities. The Portfolio may invest its assets in foreign securities.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur because a particular stock market in which the Portfolio invests is rising or falling. Changes in the value of the Portfolio’s fixed income securities may occur in response to interest rate movements. Generally, when interest rates go up, the value of fixed income securities goes down. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. Changes in the value of the Portfolio’s equity and fixed income investments may also occur as the result of specific factors that affect the value of a particular investment. For certain debt instruments, these specific factors include the possibility that the issuer may default on its obligation. If the value of the Portfolio’s investments goes down, you may lose money.


The Portfolio is subject to credit risk. The Portfolio may invest in mortgage-backed and asset-backed securities, which may be subject to prepayment risk (when interest rates fall) or extension risk (when interest rates rise).

MERRILL LYNCH BALANCED CAPITAL STRATEGY PORTFOLIO	3

[ICON] Key Facts

Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

The Portfolio is a non-diversified fund. If the Portfolio invests in securities of a smaller number of issuers, the Portfolio’s risk is increased because developments affecting an individual issuer have a greater impact on the Portfolio’s performance.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance policy for policy owners who:
•	Are investing for long term goals
•	Want a professionally managed portfolio
•	Are looking for exposure to a variety of asset classes, including investments in foreign markets
•	Are willing to accept higher risk in exchange for potentially higher long term returns
•	Are not looking for a significant amount of current income

4	MERRILL LYNCH BALANCED CAPITAL STRATEGY PORTFOLIO

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns of the Portfolio’s shares for the periods shown with those of the Standard & Poor’s (“S&P”) 500 Index and Merrill Lynch (ML) US Domestic Bond Index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 13.91% (quarter ended December 31, 1999) and the lowest return for a quarter was -12.77% (quarter ended September 30, 2002). The Portfolio’s year-to-date return as of March 31, 2003 was -2.44%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

Merrill Lynch Series: Balanced Capital Strategy Portfolio	-12.89%	0.57%	6.20%

S&P 500 Index*	-22.10%	-0.59%	9.34%

ML US Domestic Bond Index**	10.41%	7.58%	7.57%

*	The S&P® 500 Index is a widely recognized, unmanaged index of common stock prices. Performance does not reflect the deduction of fees, expenses, or taxes. Past performance is not predictive of future performance.
**	This unmanaged Index is comprised of the entire universe of domestic investment grade bonds, including U.S. Treasury bonds, corporate bonds and mortgages. Performance does not reflect the deduction of fees, expenses, or taxes. Past performance is not predictive of future performance.

MERRILL LYNCH BALANCED CAPITAL STRATEGY PORTFOLIO	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.


FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.33%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.07%

Total Annual Portfolio Operating Expenses	0.40%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$ 41	$ 128	$ 224	$ 505


6	MERRILL LYNCH BALANCED CAPITAL STRATEGY PORTFOLIO

[ICON] Key Facts

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Balanced Capital Strategy Portfolio For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$3.14	$14.44	$18.19	$18.17	$18.97

Investment income — net†	.35	.35	.43	.35	.43

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	(2.05)	(1.33)	(1.31)	2.99	1.35

Total from investment operations	(1.70)	(.98)	(.88)	3.34	1.78

Less Dividends and Distributions:
Investment income — net	(.37)	(.32)	(.43)	(.70)	(.57)
In excess of investment income — net	—	—	(.16)	(.06)	—
Realized gain on investments — net	—	—	(2.04)	(2.56)	(2.01)
In excess of realized gain on investments — net	—	—	(.24)	—	—

Total dividends and distributions	(.37)	(.32)	(2.87)	(3.32)	(2.58)

Net asset value, end of year	$11.07	$13.14	$14.44	$18.19	$18.17

Total Investment Return:*

Based on net asset value per share	(12.89%)	(6.76%)	(4.92%)	20.21%	10.83%

Ratios to Average Net Assets:

Expenses, excluding reorganizational costs	—	.40%	—	—	—

Expenses	.40%	.40%	.38%	.39%	.38%

Investment income — net	2.81%	2.57%	2.39%	2.00%	2.45%

Supplemental Data:

Net assets, end of year (in thousands)	$880,758	$1,146,795	$1,246,623	$1,442,018	$1,340,253

Portfolio turnover	35.46%	154.91%	103.15%	106.04%	110.08%

*	Total investment returns exclude insurance-related fees and expenses.
†	Based on average shares outstanding.

MERRILL LYNCH BALANCED CAPITAL STRATEGY PORTFOLIO	7

Details About the Portfolio [ICON]

Options — exchange-traded or private contracts involving the right of a holder to deliver (a “put”) or receive (a “call”) certain assets (or a money payment based on the change of certain assets or an index) from another party at a specified price within a specified time period.

Futures — exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

HOW THE PORTFOLIO INVESTS

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objectives:

The Portfolio invests in U.S. and foreign equity and debt (also known as “fixed-income”) securities of any maturity. The Portfolio usually invests more in equities than in fixed income securities. The equity securities in which the Portfolio invests consist of:

•	Common stock
•	Preferred stock
•	Securities convertible into common stock
•	Derivative securities, such as options and futures, the value of which is based on a common stock or group of common stocks

The Portfolio primarily invests in equity securities of mid to large companies, but may invest in companies of any market capitalization.

The Portfolio will invest at least 25% of its net assets in fixed income securities. The fixed income securities in which the Portfolio invests consist of:

•	U.S. Government debt securities
•	Corporate debt securities issued by U.S. and foreign companies
•	Asset-backed securities
•	Mortgage-backed securities
•	Preferred stock issued by U.S. and foreign companies
•	Corporate debt securities and preferred stock convertible into common stock
•	Foreign sovereign debt instruments
•	Money market securities

The Portfolio may invest in debt securities of any maturity. The Portfolio will invest primarily in U.S. securities, but may invest up to 25% of its net assets in foreign securities. At the present time, the Portfolio expects its foreign investments will be focused on Canada, Western Europe, the Far East and Latin America.

The Portfolio’s management will select the percentages of the total portfolio invested in equity securities and fixed income securities, as well as the geographic allocation of the Portfolio’s investments, based on its views of general economic and financial trends in various countries and industries. Portfolio management may place particular emphasis on the following considerations:

8	MERRILL LYNCH BALANCED CAPITAL STRATEGY PORTFOLIO

ABOUT THE PORTFOLIO MANAGERS

Kurt Schansinger is the Senior Portfolio Manager of the Fund responsible for asset allocation and investment of the equity portion of the Fund. Mr. Schansinger has served as Managing Director of MLIM since 1997 and Vice President from 1996 to 1997. Prior to joining MLIM, he was Senior Vice President of Oppenheimer Capital L.P.

The MLIM Core Bond team manages the fixed income portion of the Fund. Senior investment professionals on the team include Patrick Maldari, James Pagano, John Burger and Frank Viola. Mr. Maldari, the team leader, is primarily responsible for the day to day management of the fixed income portion of the Fund. He has been Managing Director of Americas Fixed Income for MLIM since 2000 and was Director of Fixed Income Institutional Business from 1997 to 2000.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Merrill Lynch Investment Managers.

•	Inflation
•	Commodity prices
•	The direction of interest and currency movements
•	Estimates of growth in industrial output and profits and
•	Government fiscal policies

Portfolio management’s analysis of economic and financial trends does not guarantee successful results.

The equity securities in which the Portfolio invests will primarily be common stocks of large companies. Portfolio management chooses equity securities using a fundamental, value-oriented investment style. This means that the Portfolio seeks to invest in companies that Portfolio management believes to be undervalued. A company’s stock is undervalued when the stock’s current price is less than what the Portfolio believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible assets, sales and earnings growth, rate of return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Portfolio management believes the company will recover. The Portfolio will seek to invest in the stock of large, “quality” companies with strong financial resources, reasonable rates of return on capital and experienced management whenever Portfolio management believes such stocks are undervalued.

The Portfolio’s management will seek to allocate the Portfolio’s investments among the various types of securities in which the Portfolio may invest in a manner that it believes will best capitalize on the economic and financial trends that it perceives. For example, if the Portfolio’s management believes that falling commodity prices and decreasing estimates of industrial output globally signal low growth and limited returns from equity securities, the Portfolio may emphasize fixed income investments. Similarly, if the Portfolio’s management believes that low inflation, new technologies and improvements in economic productivity in a country or region signal a promising environment for equity securities in that country or region, the Portfolio may emphasize equity investments in that country or region. There is no guarantee that Portfolio management will be able to correctly forecast economic or financial trends or be able to select investments that will benefit from the trends perceived by Portfolio management.

MERRILL LYNCH BALANCED CAPITAL STRATEGY PORTFOLIO	9

[ICON] Details About the Portfolio

The Portfolio may invest in fixed income securities, including U.S. and foreign government securities and corporate debt securities. When it invests in fixed income securities, the Portfolio will invest primarily in debt securities that are rated investment grade by at least one nationally recognized statistical rating organization (“NRSRO”) or unrated securities which, in the opinion of Portfolio management, are of comparable credit quality. Although Portfolio management anticipates that the Portfolio will invest primarily in debt securities that are rated investment grade, the Portfolio may invest up to 10% of its net assets in fixed income securities rated below investment grade by the NRSROs or unrated securities which, in the opinion of Portfolio management, are of comparable credit quality. The Portfolio may invest in fixed income securities of any maturity.

The Portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other fixed income securities. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk.

In addition to the main strategies outlined above, the Fund may also use certain other strategies.

The Portfolio may invest in securities denominated in currencies other than the U.S. dollar. The Portfolio’s return on investments denominated in foreign currencies will be affected by changes in currency exchange rates. The Portfolio may engage in currency transactions to seek to hedge against the risk of loss from changes in currency exchange rates, but Portfolio management cannot guarantee that it will be able to enter into such transactions or that such transactions will be effective. The Portfolio is not required to hedge and may choose not to do so.

The Portfolio may use derivatives, including interest rate and credit default swaps, indexed and inverse securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Standard & Poor’s 500 Index or Lehman Brothers Aggregate Bond Index. The Portfolio may also invest in credit linked notes, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities. The Portfolio may also invest in repurchase agreements, when-issued and delayed-delivery securities, and forward commitments.

10	MERRILL LYNCH BALANCED CAPITAL STRATEGY PORTFOLIO

The Portfolio may also invest in securities the potential return of which is based on the change in the specified interest rate or equity index (an “indexed note”). For example, the Portfolio may invest in a security that pays a variable amount of interest or principal based on the current level of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”). The Portfolio may also invest in indexed securities the potential return of which is based inversely on the change in a specified interest rate or equity index (an “inverse note”). Inverse notes generally change in value in a manner that is opposite to most fixed income securities — that is, interest rates or principal payments on inverse notes increase when the underlying interest rate or equity index decreases and decrease when the underlying interest rate or equity index increases. Certain indexed notes and inverse notes have greater sensitivity to changes in interest rates or equity index levels than other securities, and the Portfolio’s investments in such instruments may decline in value significantly if interest rates or equity index levels move in a manner not anticipated by Portfolio management. For more information regarding these securities and other types of derivatives in which the Portfolio may invest, please see the table on the following page and the Other Important Information section of this Prospectus.

The Portfolio has no stated minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

MERRILL LYNCH BALANCED CAPITAL STRATEGY PORTFOLIO	11

[ICON] Details About the Portfolio

Investment Grade — any of the four highest debt obligation ratings by recognized rating agencies, including Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings.

Yield — a fixed income security’s annualized income stream divided by the security’s current price, which represents the security’s current expected rate of return.

Volatility — the frequency and amount of changes in a security’s market value.

Although Fund management anticipates that the Portfolio will invest primarily in debt securities that are rated investment grade, the Portfolio may invest up to 10% of its total assets in lower-rated debt securities, which are commonly called “junk bonds”. Although junk bonds generally have higher yields than fixed-income securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are less liquid and experience more price volatility than higher rated fixed-income securities. Issuers of junk bonds frequently have large amounts of outstanding debt relative to their assets and their outstanding equity, which means that issuers of junk bonds generally have more difficulty making payments in the event of adverse business circumstances than issuers of more highly rated fixed-income securities. Junk bonds may be unsecured and subordinated to an issuer’s other debt, which means that in the event the issuer defaults claims of other creditors may receive priority over the claims of holders of junk bonds. In such circumstances, there may be few or no assets available to repay holders of junk bonds. The Portfolio may suffer a loss of expected future income or a loss of principal if its junk bond holdings default. The Portfolio will not purchase securities that are in default.

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

12	MERRILL LYNCH BALANCED CAPITAL STRATEGY PORTFOLIO

INVESTMENT RISKS

The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that this Portfolio may use and the types of risk involved are summarized below.

Numbers in this table show maximum allowable use only; for actual use, consult the Portfolio’s annual/semi-annual reports.

Merrill Lynch Balanced Capital Strategy Portfolio
Key: # Maximum % of assets • No restriction on usage † Permitted, but used rarely Ø Not Permitted
		Leverage risk	Credit risk	Market risk	Information risk	Valuation risk	Political risk	Currency risk	Liquidity risk	Correlation risk	Selection risk

Borrowing	33 1/3	X

Short-term Investment/ Repurchase Agreements	•		X

Securities Lending	33 1/3	X	X

Short-term Trading	•			X							X

When-issued securities/ forward commitments	†	X		X							X

Non-investment grade securities	10		X	X	X	X	X		X		X

Foreign Securities	25		X	X	X	X	X	X	X		X

Restricted and Illiquid Securities	15		X	X	X	X			X		X

Covered call options	•			X					X	X	X

Indexed derivative securities	†	X	X	X		X	X	X	X	X	X

Futures and Options	•	X	X	X		X	X	X	X	X	X

Currency contracts	•	X	X	X		X	X	X	X	X

Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH BALANCED CAPITAL STRATEGY PORTFOLIO	13

Merrill Lynch Core Bond Strategy Portfolio

MERRILL LYNCH CORE BOND STRATEGY PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Fixed Income Securities — Instruments that pay a stated rate of interest or other repayment, including regular debt obligations as well as preferred stock that carries a promised level of dividend payments.

Maturity — the time at which the full principal amount of a debt security is scheduled to be repaid. The maturity of a debt instrument may be short term (two years or under), intermediate term (two to fifteen years) or long term (over fifteen years).

MERRILL LYNCH CORE BOND STRATEGY PORTFOLIO AT A GLANCE

What are the Portfolio’s investment objectives?

The primary investment objective of the Portfolio is to seek to provide a high level of current income. An additional objective is to seek preservation of shareholders’ capital.

What are the Portfolio’s main investment strategies?

The Portfolio tries to provide current income - it looks for securities that pay interest or dividends. The Portfolio may also seek growth of capital by looking for investments that will increase in value. However, the Portfolio’s investments emphasize current income more than growth of capital.

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks and government obligations. Both U.S. and foreign companies and governments may issue these securities. The Portfolio invests primarily in fixed income securities rated investment grade by at least one nationally recognized statistical rating organization (“NRSRO”). The Portfolio may invest in fixed income securities of any maturity.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur in response to interest rate changes or in response to other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of fixed income instruments goes down. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Portfolio’s investments goes down, you may lose money.

The Portfolio is subject to credit risk. The Portfolio may invest in mortgage-backed and asset-backed securities, which may be subject to prepayment risk (when interest rates fall) or extension risk (when interest rates rise).

MERRILL LYNCH CORE BOND STRATEGY PORTFOLIO	3

[ICON] Key Facts

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance policy for policy owners who:
•	Are investing with long term goals in mind
•	Are looking for current income, with higher returns than money market funds
•	Are willing to accept the risk of greater loss of income and principal in return for the possibility of receiving higher current income

4	MERRILL LYNCH CORE BOND STRATEGY PORTFOLIO

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Lehman Brothers Aggregate Bond Index, the Merrill Lynch (ML) U.S. Corporate Master Index and the Merrill Lynch (ML) U.S. Corporates A-AAA Rated Index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 7.25% (quarter ended June 30, 1995) and the lowest return for a quarter was -4.30% (quarter ended March 31, 1994). The Portfolio’s year-to-date return as of March 31, 2003 was 1.46%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

Merrill Lynch Series: Core Bond Strategy Portfolio	9.95%	6.59%	7.12%

ML U.S. Corporate Master Index*	10.17%	7.26%	7.91%

Lehman Brothers Aggregate Bond Index**	10.25%	7.55%	7.51%

ML U.S. Corporates A-AAA Rated Index***	12.61%	7.96%	8.13%

*	This unmanaged index is comprised of all corporate bonds rated BBB3 or higher, of all maturities. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
**	The Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged market-weighted index, is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and Government agency issues with at least one year to maturity. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
***	This unmanaged index is comprised of bonds rated A-AAA of all maturities. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

MERRILL LYNCH CORE BOND STRATEGY PORTFOLIO	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.33%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.10%

Total Annual Portfolio Operating Expenses	0.43%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$ 44	$ 138	$ 241	$ 542


6	MERRILL LYNCH CORE BOND STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Core Bond Strategy Portfolio For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$11.35	$11.13	$10.83	$11.91	$11.72

Investment income — net†	.55	.62	.75	.74	.75

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	.54	.23	.24	(1.02)	.21

Total from investment operations	1.09	.85	.99	(.28)	.96

Less dividends from
investment income — net	(.55)	(.63)	(.69)	(.80)	(.77)

Net asset value, end of year	$11.89	$11.35	$11.13	$10.83	$11.91

Total Investment Return:*

Based on net asset value per share	9.95%	7.83%	9.57%	(2.35%)	8.45%

Ratios to Average Net Assets:

Expenses	.43%	.44%	.41%	.39%	.38%

Investment income — net	4.73%	5.42%	6.94%	6.54%	6.39%

Supplemental Data:

Net assets, end of year (in thousands)	$145,500	$130,102	$118,088	$120,007	$131,729

Portfolio turnover	269.83%	283.16%	109.60%	110.90%	106.93%
*	Total investment returns exclude insurance-related fees and expenses.
†	Based on average shares outstanding.

MERRILL LYNCH CORE BOND STRATEGY PORTFOLIO	7

Details About the Portfolio [ICON]

Corporate Debt — fixed-income debt securities issued by corporations, as distinct from securities issued by a government or its agencies or instrumentalities.

Asset-Backed Securities — fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

HOW THE PORTFOLIO INVESTS

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objectives:

The Portfolio invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred stocks and government debt obligations. The Portfolio normally invests at least 90% of its net assets in fixed income securities. The fixed income securities in which the Portfolio invests consist of:

•	U.S. government debt securities
•	Corporate debt issued by U.S. and foreign companies
•	Asset-backed securities
•	Mortgage-backed securities
•	Preferred stock issued by U.S. and foreign companies
•	Corporate debt securities and preferred stock convertible into common stock
•	Foreign sovereign debt instruments
•	Money market securities

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed income securities This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders. The Portfolio may invest up to 10% of its net assets in fixed income securities rated below investment grade by the NRSROs or in unrated securities which, in the opinion of Portfolio management, are of comparable credit quality (“junk bonds”). The Portfolio may invest in fixed income securities of any maturity.

Fixed income securities frequently have redemption features that permit an issuer to repurchase the security from the Portfolio at certain times prior to maturity at a specified price, which is generally the amount due at maturity. In many cases, when interest rates go down, issuers redeem fixed income securities that allow for redemption. When an issuer redeems fixed income securities, the Portfolio may receive less than the market value of the securities prior to redemption. In addition, the Portfolio may have to invest the proceeds in new fixed income securities with lower yields and therefore lose expected future income.

8	MERRILL LYNCH CORE BOND STRATEGY PORTFOLIO

Mortgage-Backed Securities — securities backed by pools of mortgages, which in many cases are guaranteed against default by government agencies.

Convertible Securities — fixed income securities, such as corporate bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company.

Yield — a fixed income security’s annualized income stream divided by the security’s current price, which represents the security’s current expected rate of return.

ABOUT THE PORTFOLIO MANAGERS

The Portfolio is managed by a team of investment professionals. Patrick Maldari has been a Managing Director at Merrill Lynch Investment Managers since 1999, head of the Total Return Investment Team at Merrill Lynch Investment Managers since 2001 and has been a Portfolio Manager at Merrill Lynch Investment Managers since 1987. James J. Pagano has been a Vice President at Merrill Lynch Investment Managers since 1997 and a Portfolio Manager with the Total Return Team since 2001. Mr. Maldari and Mr. Pagano have been portfolio managers of the Portfolio since 2002. Frank Viola has been a Managing Director and head of the Structured Products Investment Team at Merrill Lynch Investment Managers since 2001 and has been a Portfolio Manager at Merrill Lynch Investment Managers since 1997. John Burger has been a Director at Merrill Lynch Investment Managers since 1996 and head of the Corporate Total Return Investment Team at Merrill Lynch Investment Managers since 2001. Mr. Viola and Mr. Burger have been members of the Portfolio’s management team since 2003.

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

The Portfolio may invest up to 25% of its net assets in fixed income securities of issuers outside the United States. The Portfolio’s management anticipates that the Portfolio’s investment in foreign securities will primarily be in issuers in Canada, the developed countries of Europe, Australia, New Zealand, and certain Caribbean countries, although the Portfolio may also invest in issuers elsewhere, including high credit quality sovereign and corporate issuers in emerging markets. The Portfolio will invest in securities of foreign issuers that are denominated in U.S. dollars only.

The Portfolio may use derivatives, including interest rate and credit default swaps, indexed and inverse securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the Standard & Poor’s 500 Index or Lehman Brothers Aggregate Bond Index. The Portfolio may also invest in credit linked notes, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities. The Portfolio may also invest in repurchase agreements, when-issued and delayed-delivery securities, and forward commitments. The Portfolio may also make short sales of securities.

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity. While the Portfolio does not intend to invest in common stocks or other equity securities, other than preferred stocks, it may acquire such securities in unit offerings with fixed income securities or in connection with a conversion or exchange of fixed income securities.


MERRILL LYNCH CORE BOND STRATEGY PORTFOLIO	9

[ICON] Details About the Portfolio


ABOUT THE INVESTMENT ADVISOR The Portfolio is managed by Merrill Lynch Investment Managers.

INVESTMENT RISKS

The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that this Portfolio may use and the types of risk involved are summarized below.

Numbers in this table show maximum allowable use only; for actual use, consult the Portfolio’s annual/semi-annual reports.

Merrill Lynch Core Bond Strategy Portfolio
Key: # Maximum % of assets • No restriction on usage † Permitted, but used rarely Ø Not Permitted
		Leverage risk	Credit risk	Market risk	Information risk	Valuation risk	Political risk	Currency risk	Liquidity risk	Correlation risk	Selection risk

Borrowing	33 1/3	X

Short-term Investment/ Repurchase Agreements	•		X

Securities Lending	33 1/3	X	X

Short-term Trading	•			X							X

When-issued securities/ forward commitments	•	X		X							X

Non-investment grade securities	10		X	X	X	X	X		X		X

Foreign Securities	25		X	X	X	X	X	X	X		X

Restricted and Illiquid Securities	15		X	X	X	X			X		X

Covered call options	•			X					X	X	X

Indexed derivative securities	†	X	X	X		X	X	X	X	X	X

Futures and Options	•	X	X	X		X	X	X	X	X	X

Currency contracts	Ø


Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

10	MERRILL LYNCH CORE BOND STRATEGY PORTFOLIO

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH CORE BOND STRATEGY PORTFOLIO	11

Merrill Lynch Fundamental Growth Strategy Portfolio

MERRILL LYNCH FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Equity Securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

Market Capitalization — the number of shares of a company’s stock, multiplied by the price per share of that stock. Market capitalization is a measure of a company’s size.

MERRILL LYNCH FUNDAMENTAL GROWTH STRATEGY PORTFOLIO AT A GLANCE

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek long term growth of capital.

What are the Portfolio’s main investment strategies?

The Portfolio tries to choose investments that will increase in value.

The Portfolio invests primarily in equity securities of U.S. companies. The Portfolio may invest in companies of any size, but emphasizes equity securities of companies with the potential to achieve above-average earnings growth. The Portfolio invests primarily in common stocks of large and mid-size companies having stock market capitalizations of $500 million or more.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur because a particular stock market in which the Portfolio invests is rising or falling. At other times, specific factors may affect the value of a particular investment. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Portfolio’s investments goes down, you may lose money.

The Portfolio can invest a portion of its assets in foreign securities. Since foreign markets may differ significantly from U.S. markets in terms of both economic conditions and government regulation, investments in foreign securities involve special risks.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance policy for policy owners who:
•	Are investing with long term goals
•	Want a professionally managed and diversified portfolio of U.S. equity securities
•	Are willing to accept higher risk in exchange for potentially higher long term returns
•	Are not looking for a significant amount of current income

MERRILL LYNCH FUNDAMENTAL GROWTH STRATEGY PORTFOLIO	3

[ICON] Key Facts

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the (S&P) 500 Index, a broad measure of market performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 28.55% (quarter ended December 31, 1998) and the lowest return for a quarter was -16.63% (quarter ended June 30, 2002). The Portfolio’s year-to-date return as of March 31, 2003 was -1.67.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

Merrill Lynch Series: Fundamental Growth Strategy Portfolio	-28.47%	0.87%	8.61%

S&P 500 Index*	-22.10%	-0.59%	9.34%

*	The S&P 500® is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

4	MERRILL LYNCH FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.33%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.8%

Total Annual Portfolio Operating Expenses	0.41%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$ 42	$ 132	$ 230	$ 518


MERRILL LYNCH FUNDAMENTAL GROWTH STRATEGY PORTFOLIO	5

[ICON] Key Facts

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Fundamental Growth Strategy Portfolio For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$21.82	$27.03	$38.03	$36.70	$32.82

Investment income — net	.07 †	.12 †	.19	.31	.19

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	(6.28)	(5.20)	(2.49)	12.06	10.00

Total from investment operations	(6.21)	(5.08)	(2.30)	12.37	10.19

Less Dividends and Distributions:
Investment income — net	(.08)	(.13)	(.19)	(.49)	(.24)
Realized gain on investments — net	—	—	(8.46)	(10.55)	(6.07)
In excess of realized gain on investments — net	—	—	(.05)	—	—

Total dividends and distributions	(.08)	(.13)	(8.70)	(11.04)	(6.31)

Net asset value, end of year	$15.53	$21.82	$27.03	$38.03	$36.70

Total Investment Return:*

Based on net asset value per share	(28.47%)	(18.81%)	(6.38%)	38.99%	38.18%

Ratios to Average Net Assets:

Expenses	.41%	.40%	.38%	.37%	.37%

Investment income — net	.38%	.52%	.48%	.86%	.61%

Supplemental Data:

Net assets, end of year (in thousands)	$263,056	$417,358	$582,265	$623,403	$456,228

Portfolio turnover	98.84%	116.05%	105.19%	90.44%	60.69%

*	Total investment returns exclude insurance-related fees and expenses.
†	Based on average shares outstanding.

6	MERRILL LYNCH FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

Details About the Portfolio [ICON]

Preferred Stock — a type of equity that typically pays dividends at a fixed rate and gives holders priority over common stock holders with respect to dividend payments and liquidation rights.

HOW THE PORTFOLIO INVESTS

The Portfolio tries to choose investments for capital appreciation — that is, investments that will increase in value. The Portfolio invests primarily in equity securities of U.S. companies. The equity securities in which the Portfolio invests consist of:
•	Common stock
•	Preferred stock
•	Securities convertible into common stock
•	Rights to subscribe for common stock

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

The Portfolio may invest in companies of any size but emphasizes common stocks of large and mid-size companies having stock market capitalizations of $500 million or more.

Portfolio management emphasizes stocks of companies that Portfolio management believes have a high potential for above-average growth rates in earnings. Portfolio management looks for companies that are leaders in their industries and that have the ability to achieve above-average earnings growth by capitalizing on favorable economic trends that favor those industries. Portfolio management also looks for companies that are introducing promising new products, achieving strong growth in sales of existing products through improved pricing or increasing sales volume, developing operating efficiencies or increasing market share. Companies with a high potential for above-average earnings growth can produce significant capital appreciation over time, but also frequently have above-average price/earnings ratios, above-average price/book value ratios, below-average dividends or other statistical characteristics associated with high relative valuation.

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

The Portfolio may also invest up to 10% of its total assets in the securities of foreign companies. Securities of foreign companies may be in the form of American Depository Receipts (“ADRs”). The Portfolio’s restriction limiting investments in foreign securities to 10% of total assets does not include ADRs.

The Portfolio may, to a limited extent, engage in transactions in certain derivatives, such as futures contracts, options and options on futures for hedging purposes or to enhance income. Derivatives allow the Portfolio to

MERRILL LYNCH FUNDAMENTAL GROWTH STRATEGY PORTFOLIO	7

[ICON] Details About the Portfolio

ABOUT THE PORTFOLIO MANAGERS

Lawrence R. Fuller is the portfolio manager of the Portfolio. Mr. Fuller has been a First Vice President of Merrill Lynch Investment Managers since 1992 and a portfolio manager since 1993. Mr. Fuller has been primarily responsible for the management of the Portfolio since 2002.

Tom Burke is the associate portfolio manager of the Portfolio. Mr. Burke has been a Director of Merrill Lynch Investment Managers since 1998 and was a Vice President of Merrill Lynch Investment Managers from 1994 to 1998. Mr. Burke has been responsible for the management of the Portfolio since 2002.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Merrill Lynch Investment Managers.

increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be volatile and involve significant risk, including credit, leverage and liquidity risks.

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

The Portfolio has no stated minimum holding period for investments and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

8	MERRILL LYNCH FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

INVESTMENT RISKS

The Portfolio may use different investment strategies that involve various types of risk. Some of the strategies that this Portfolio may use and the types of risk involved are summarized below.


Numbers in this table show maximum allowable use only; for actual use, consult the Portfolio’s annual/semi-annual reports.

Merrill Lynch Fundamental Growth Strategy Portfolio
Key: # Maximum % of assets • No restriction on usage † Permitted, but used rarely Ø Not Permitted
		Leverage risk	Credit risk	Market risk	Information risk	Valuation risk	Political risk	Currency risk	Liquidity risk	Correlation risk	Selection risk

Borrowing	33 1/3	X

Short-term Investment/ Repurchase Agreements	•		X

Securities Lending	33 1/3	X	X

Short-term Trading	•			X							X

When-issued securities/ forward commitments	†	X		X							X

Non-investment grade securities	Ø

Foreign Securities	10*		X	X	X	X	X	X	X		X

Restricted and Illiquid Securities	15		X	X	X	X			X		X

Covered call options	•			X					X	X	X

Indexed derivative securities	•	X	X	X		X	X	X	X	X	X

Futures and Options	•	X	X	X		X	X	X	X	X	X

Currency contracts	†	X	X	X		X	X	X	X	X

*	The Fund may invest up to 25% of its assets in securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities of foreign governments and certain other foreign securities. The restiction on foreign securities does not include ADRs.

Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

MERRILL LYNCH FUNDAMENTAL GROWTH STRATEGY PORTFOLIO	9

[ICON] Details About the Portfolio

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

10	MERRILL LYNCH FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

Merrill Lynch Global Allocation Strategy Portfolio

MERRILL LYNCH GLOBAL ALLOCATION STRATEGY PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Total Investment Return — the combination of capital appreciation and investment income.

Equity Securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

MERRILL LYNCH GLOBAL ALLOCATION STRATEGY PORTFOLIO AT A GLANCE

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek high total investment return.

What are the Portfolio’s main investment strategies?

The Portfolio tries to choose some investments that will increase in value and others that pay dividends or interest.

The Portfolio invests in a portfolio of equity, debt and money market securities. Generally, the Portfolio will invest in both equity and debt securities. At any given time, however, the Portfolio may emphasize either debt securities or equity securities. In selecting equity investments, the Portfolio mainly seeks securities that Portfolio management believes are undervalued. The Portfolio may buy debt securities of varying maturities. The Portfolio may invest up to 35% of its total assets in high yield or “junk” bonds, corporate loans and “distressed securities.” When choosing investments, Portfolio management considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates.

Generally, the Portfolio will invest primarily in the securities of corporate and governmental issuers located in North and South America, Western Europe, Australia and the Far East. The Portfolio may emphasize foreign securities when Portfolio management expects these investments to outperform U.S. securities. When choosing investment markets, Portfolio management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur because a particular stock or bond market in which the Portfolio invests is rising or falling, or in response to interest rate changes. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. Generally, when interest rates go up, the value of debt securities goes down. If the value of the Portfolio’s investments goes down, you may lose money.

MERRILL LYNCH GLOBAL ALLOCATION STRATEGY PORTFOLIO	3

[ICON] Key Facts

The Portfolio may invest a substantial portion of its assets in foreign securities. Foreign investing involves special risks — including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

Derivatives and high yield or “junk” bonds may be volatile and subject to liquidity, leverage and credit risk.

Generally, the Portfolio seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. However, the Portfolio is legally classified as a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than if it were a diversified fund. If the Portfolio invests in a smaller number of issuers, the Portfolio’s risk is increased because developments affecting an individual issuer may have a greater impact on the Portfolio’s performance.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance policy for policy owners who:
•	Are looking for capital appreciation for long term goals, but also seek some current income
•	Want a professionally managed portfolio
•	Are willing to accept the risk that your investment may fluctuate over the short term
•	Are looking for exposure to a variety of foreign markets
•	Are willing to accept the risks of foreign investing in order to seek high total investment return

4	MERRILL LYNCH GLOBAL ALLOCATION STRATEGY PORTFOLIO

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Morgan Stanley Capital International (MSCI) World Index and the Financial Times Stock Exchange (FTSE) World Index, and certain other broad based indices. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 14.84% (quarter ended December 31, 1999) and the lowest return for a quarter was -13.37% (quarter ended September 30, 2002). The Portfolio’s year-to-date return as of March 31, 2003 was -1.39%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

Merrill Lynch Series: Global Allocation Strategy Portfolio	-8.01%	0.28%	5.65%

MSCI World Index*	-19.89%	-2.11%	6.26%

FTSE World Index**	-14.72%	-2.83%	4.62%

S&P 500 Index#	-22.10%	-0.59%	9.34%

FTSE World Index (Ex. US) Equities#	-16.63%	-3.94%	2.31%

ML Treasury Index GA05#	12.34%	7.65%	6.95%

SB World Govt Bond Index (Ex US)#	21.99%	5.08%	6.42%

*	This unmanaged market capitalization-weighted index, calculated by Morgan Stanley Capital International, is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
**	This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
#	The S&P 500 Index is an unmanaged, broad-based index of common stocks. The FTSE World Index (ex-U.S.) Equities is an unmanaged, capitalization-weighted index comprised of 1,630 companies in 28 countries, excluding the United States. The Merrill Lynch Treasury Index GA05 is an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond. The Salomon Brothers World Government Bond Index (ex-U.S.) is an unmanaged, market capitalization-weighted index that tracks ten government bond indices, excluding the United States. Performance of the Indices does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

MERRILL LYNCH GLOBAL ALLOCATION STRATEGY PORTFOLIO	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.33%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.15%

Total Annual Portfolio Operating Expenses	0.48%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$ 49	$ 154	$ 269	$ 604


6	MERRILL LYNCH GLOBAL ALLOCATION STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Global Allocation Strategy Portfolio For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$11.97	$13.33	$17.17	$16.00	$17.44

Investment income — net	.34	.34	.38	.30	.43

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	(1.30)	(1.46)	(1.99)	3.02	.97

Total from investment operations	(.96)	(1.12)	(1.61)	3.32	1.40

Less Dividends and Distributions:
Investment income — net	(.46)	(.24)	(.40)	(.32)	(.70)
In excess of investment income — net	—	—	(.01)	(.21)	—
Realized gain on investments — net	—	—	(1.23)	(1.62)	(2.14)
In excess of realized gain on investments — net	—	—	(.59)	—	—

Total dividends and distributions	(.46)	(.24)	(2.23)	(2.15)	(2.84)

Net asset value, end of year	$10.55	$11.97	$13.33	$17.17	$16.00

Total Investment Return:*

Based on net asset value per share	(8.01%)	(8.43%)	(9.42%)	21.36%	9.49%

Ratios to Average Net Assets:

Expenses net of reimbursement:	.48%	—	—	—	—

Expenses	.48%	.45%	.46%	.42%	.41%

Investment income — net	2.99%	2.75%	2.31%	1.84%	2.75%

Supplemental Data:

Net assets, end of year (in thousands)	$137,877	$166,575	$200,858	$241,699	$231,144

Portfolio turnover	53.57%	110.57%	121.89%	106.83%	124.92%

*	Total investment returns exclude insurance-related fees and expenses.
†	Based on average shares outstanding.

MERRILL LYNCH GLOBAL ALLOCATION STRATEGY PORTFOLIO	7

Details About the Portfolio [ICON]

ABOUT THE PORTFOLIO MANAGERS

The Portfolio is managed by members of a team of investment professionals who participate in the team’s research process and stock selection. Dennis W. Stattman is primarily responsible for the day-to-day management of the Portfolio. Mr. Stattman has been a portfolio manager of the Portfolio since 2001 and portfolio manager with Merrill Lynch Investment Managers since 1989.

HOW THE PORTFOLIO INVESTS

The Portfolio’s investment objective is to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. In other words, the Portfolio seeks to achieve a combination of capital growth and income. The Portfolio tries to do this by investing in both equity and debt securities of issuers located around the world.

There is no limit on the percentage of assets the Portfolio can invest in a particular type of security. Generally, the Portfolio seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. However, the Portfolio is legally classified as non-diversified, which means that it may invest more of its assets in securities of a single issuer than if it were a diversified fund. The Portfolio has no geographic limits on where its investments may be located. This flexibility allows Portfolio management to look for investments in markets around the world that it believes will provide the best relative asset allocation to meet the Portfolio’s objective.

Portfolio management uses the Portfolio’s investment flexibility to create a portfolio of assets which, over time, tends to be relatively balanced between equity and debt securities and that is widely diversified among many individual investments. While the Portfolio can, and does, look for investments in all the markets of the world, it will typically invest a majority of its assets in the securities of companies and governments located in North and South America, Western Europe, Australia and the Far East. In making investment decisions, Portfolio management tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. Portfolio management will consider such factors as the rate of economic growth, natural resources, capital reinvestment and the social and political environment when selecting the markets. In deciding between equity and debt investments, Portfolio management looks at a number of factors, including the relative opportunity for capital appreciation, dividend yields and the level of interest rates paid on debt securities of different maturities.

Portfolio management may also, from time to time, identify certain real assets, such as real estate or precious metals, that Portfolio management believes will increase in value because of economic trends and cycles or political or other events. The Portfolio may invest a portion of its assets in

8	MERRILL LYNCH GLOBAL ALLOCATION STRATEGY PORTFOLIO

 ABOUT THE INVESTMENT ADVISER The Portfolio is managed by Merrill Lynch Investment Managers.

securities related to those real assets, such as stock or convertible bonds issued by real estate investment trusts. The Portfolio may invest up to 25% of its total assets in any particular industry sector.

Equity Securities — The Portfolio can invest in all types of equity securities, including common stock, preferred stock, warrants and stock purchase rights. In selecting stocks and other securities that are convertible into stocks, Portfolio management emphasizes stocks that it believes are undervalued. Portfolio management places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends. Portfolio management may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.

Debt Securities — The Portfolio can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgage-backed and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank.

The Portfolio may invest up to 35% of its total assets in “junk” bonds, corporate loans and “distressed securities.” Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which Portfolio management considers to be of comparable quality. Corporate loans are direct obligations of U.S. or foreign corporations that are purchased by the Portfolio in the secondary market. Distressed securities are securities that are in default on payments of interest or principal at the time the Portfolio buys the securities or are issued by a bankrupt entity. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities. Portfolio management will invest in these securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.

Money Market Securities — The Portfolio can invest in high quality short term debt securities, such as U.S. government securities, commercial paper and money market instruments issued by commercial banks. Portfolio management may increase its investment in these instruments in times of market volatility or when it believes that it is prudent or timely to be invested in lower yielding but less risky securities.

MERRILL LYNCH GLOBAL ALLOCATION STRATEGY PORTFOLIO	9

[ICON] Details About the Portfolio

Options, Futures and Other Derivatives — The Portfolio may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to increase the return of the Portfolio and to hedge, or protect, the value of its assets against adverse movements in currency exchange rates and interest rates and movements in the securities markets. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas) or an index such as the Standard & Poor’s 500 Index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Portfolio’s assets. While these instruments involve certain risks, the Portfolio will not engage in certain strategies that are considered highly risky and speculative.

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

The Portfolio may also invest in securities that provide a return based on fluctuations in a stock or other financial index. For example, the Portfolio may invest in a security that increases in value with the price of a particular securities index. In some cases, the return of the security may be inversely related to the price of the index. This means that the value of the security will rise as the price of the index falls and vice versa. Although these types of securities can make it easier for the Portfolio to access certain markets or hedge risks of other assets held by the Portfolio, these securities are subject to the risks related to the underlying index or other assets.

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

The Portfolio has no stated minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.


10	MERRILL LYNCH GLOBAL ALLOCATION STRATEGY PORTFOLIO

INVESTMENT RISKS

The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that this Portfolio may use and the types of risk involved are summarized below.

Numbers in this table show maximum allowable use only; for actual use, consult the Portfolio’s annual/semi-annual reports.

Merrill Lynch Global Allocation Strategy Portfolio
Key: # Maximum % of assets • No restriction on usage † Permitted, but used rarely Ø Not Permitted
		Leverage risk	Credit risk	Market risk	Information risk	Valuation risk	Political risk	Currency risk	Liquidity risk	Correlation risk	Selection risk

Borrowing	33 1/3	X

Short-term Investment/ Repurchase Agreements	•		X

Securities Lending	33 1/3	X	X

Short-term Trading	•			X							X

When-issued securities/ forward commitments	†	X		X							X

Non-investment grade securities	35		X	X	X	X	X		X		X

Foreign Securities	•		X	X	X	X	X	X	X		X

Restricted and Illiquid Securities	15		X	X	X	X			X		X

Covered call options	•			X					X	X	X

Indexed derivative securities	•	X	X	X		X	X	X	X	X	X

Futures and Options	•	X	X	X		X	X	X	X	X	X

Currency contracts	•	X	X	X		X	X	X	X	X

Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH GLOBAL ALLOCATION STRATEGY PORTFOLIO	11

Merrill Lynch High Yield Portfolio

MERRILL LYNCH HIGH YIELD PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Fixed Income Securities — Instruments that pay a stated rate of interest or other repayment, including regular debt obligations as well as convertible securities and preferred stock that carries a promised level of dividend payments.

Maturity — the time at which the full principal amount of a debt security is scheduled to be repaid. The maturity of a high yield debt instrument may be short term (two years or under), intermediate term (two to five years) or long term (over five years).

MERRILL LYNCH HIGH YIELD PORTFOLIO AT A GLANCE

What are the Portfolio’s investment objectives?

The primary investment objective of the Portfolio is to seek a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective.

What are the Portfolio’s main investment strategies?

The Portfolio’s main goal is current income — it looks for securities that pay interest or dividends. The Portfolio may also seek growth of capital by looking for investments that will increase in value. However, the Portfolio’s investments emphasize current income more than growth of capital.

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed income securities with lower credit quality, which means credit quality equivalent to or below the fourth highest rating level of recognized rating agencies. Securities with credit quality below the fourth highest rating category are known as “junk bonds.” The Portfolio may invest in junk bonds of any maturity. The Portfolio may invest up to 30% of its total assets in fixed income securities of foreign issuers that are denominated in U.S. dollars only.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objectives.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur in response to interest rate changes or in response to other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of fixed income instruments goes down. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. The Portfolio should be considered high risk because it invests in junk bonds. Investing in junk bonds is riskier than investing in higher quality fixed income securities — price fluctuations may be larger and more frequent, and there is greater risk of losing both income and principal. If the value of the Portfolio’s investments goes down, you may lose money.

Foreign investing involves special risks, including the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

MERRILL LYNCH HIGH YIELD PORTFOLIO	3

[ICON] Key Facts

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance policy for policy owners who:
•	Are investing for long term goals
•	Are looking for income, with higher returns than money market funds
•	Are willing to accept the risk of greater loss of income and principal in return for the possibility of receiving higher current income
•	Are willing to accept the risks of foreign investing in order to seek capital appreciation

4	MERRILL LYNCH HIGH YIELD PORTFOLIO

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Credit Suisse (CS) First Boston High Yield Index, a broad measure of market performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 6.62% (quarter ended March 31, 1993) and the lowest return for a quarter was -10.15% (quarter ended September 30, 1998). The Portfolio’s year-to-date return as of March 31, 2003 was 6.57%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

Merrill Lynch Series: High Yield Portfolio	-3.47%	-1.34%	4.67%

CS First Boston High Yield Index*	3.10%	1.44%	6.52%

*	This unmanaged market-weighted index of high-yield debt securities is comprised of 1,534 securities rated BBB or lower. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

MERRILL LYNCH HIGH YIELD PORTFOLIO	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.33%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.14%

Total Annual Portfolio Operating Expenses	0.47%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$ 48	$ 151	$ 263	$ 591


6	MERRILL LYNCH HIGH YIELD PORTFOLIO

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	High Yield Portfolio For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:	2001	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$5.85	$6.40	$7.45	$7.90	$9.19

Investment income — net	.50	.68	.74	.77	.85

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	(.71)	(.56)	(1.10)	(.35)	(1.29)

Total from investment operations	(.21)	.12	(.36)	.42	(.44)

Less Dividends: Investment income — net	(.52)	(.67)	(.69)	(.85)	(.85)
In excess of investment income — net	—	—	—	(.02)	—

Total dividends	(.52)	(.67)	(.69)	(.87)	(.85)

Net asset value, end of year	$5.12	$5.85	$6.40	$7.45	$7.90

Total Investment Return:*

Based on net asset value per share	(3.47%)	1.70%	(5.14%)	5.85%	(5.19%)

Ratios to Average Net Assets:

Expenses	0.47%	.46%	.42%	.39%	.39%

Investment income — net	9.33%	10.71%	10.44%	9.98%	9.86%

Supplemental Data:

Net assets, end of year (in thousands)	$86,188	$76,806	$89,488	$99,217	$116,610

Portfolio turnover	90.83%	77.79%	57.39%	57.86%	47.69%

*	Total investment returns exclude insurance-related fees and expenses.
†	Based on average shares outstanding.

MERRILL LYNCH HIGH YIELD PORTFOLIO	7

Details About the Portfolio [ICON]

Yield — a fixed income security’s annualized income stream divided by the security’s current price, which represents the security’s current expected rate of return.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Volatility — the frequency and amount of changes in a security’s market value.

HOW THE PORTFOLIO INVESTS

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

The Portfolio seeks investments that will result in a high level of income and that may result, in addition to a high level of income, in capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed income securities, including convertible debt securities and preferred stocks, that are rated Baa or lower by Moody’s Investor’s Service, Inc. (“Moody’s”), rated BBB or lower by Standard & Poor’s (“S&P”) or Fitch Ratings, (“Fitch”), or unrated securities of equivalent credit quality. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders. Securities with credit quality below the fourth highest rating category are known as “junk bonds.” Most of the Portfolio’s investments will be corporate or foreign government debt securities, but the Portfolio may also buy preferred stocks.

The Portfolio may invest all of its assets in junk bonds. Although junk bonds generally have higher yields than fixed income securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds generally are less liquid and experience more price volatility than higher rated fixed income securities. Issuers of junk bonds frequently have large amounts of outstanding debt relative to their assets and their outstanding equity, which means that issuers of junk bonds generally have more difficulty making payments in the event of adverse business circumstances than issuers of more highly rated fixed income securities. Junk bonds are often unsecured and subordinated to an issuer’s other debt, which means that in the event the issuer defaults claims of other creditors may receive priority over the claims of holders of junk bonds. In such circumstances, there may be few or no assets available to repay holders of junk bonds. The Portfolio may suffer a significant loss of expected future income or a significant loss of principal if its holdings default.

The Portfolio may also buy securities that are:
•	Rated higher quality, but only when Portfolio management believes the Portfolio can gain a substantial reduction in its risk of losing income and principal, with only a small decrease in yield
•	Rated Ca or lower by Moody’s or rated CC or lower by S&P or Fitch, but only if Portfolio management believes the security or the issuer is showing a stronger financial position than the low rating usually indicates

8	MERRILL LYNCH HIGH YIELD PORTFOLIO

Zero coupon securities — bonds that are sold at a substantial discount to their value at maturity and do not pay current interest.

ABOUT THE PORTFOLIO MANAGER

Robert F. Murray is a Vice President and the portfolio manager of the Portfolio. He has been a Vice President of Merrill Lynch Investment Managers since 1993. Mr. Murray has been primarily responsible for the management of the Portfolio since 1998.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Merrill Lynch Investment Managers.

The Portfolio may invest in junk bonds of any maturity. In addition to the risk of default, changes in the value of junk bonds, like other fixed income securities, may occur in response to interest rate movements — generally, when interest rates go up, the value of most fixed income securities goes down. In most cases, when interest rates go up, the value of zero-coupon securities and fixed income securities with longer term maturities goes down more than the value of fixed income securities with shorter maturities.

Junk bonds, like other fixed income securities, frequently have redemption features that permit an issuer to repurchase the security from the Portfolio at certain times prior to maturity at a specified price, which is generally equal or greater than the amount due at maturity. In many cases, when interest rates go down, issuers redeem bonds that allow for redemption. When an issuer redeems junk bonds, the Portfolio may receive less than the market value of the bonds prior to redemption. In addition, the Portfolio may have to invest the proceeds in new bonds with lower yields and therefore lose expected future income.

To analyze a security, Portfolio management looks at both the issuer and at general business conditions. Portfolio management looks at the issuer’s:
•	Historic and current financial conditions
•	Current or anticipated cash flow and borrowing needs. For new companies, or companies with minimal revenues, management may look at whether the company has attracted reputable equity investors or sponsors
•	Management strength
•	Ability to respond to changes in business conditions
•	Credit standing
•	Current and anticipated results of operations
•	Visibility in the market, because securities of companies that are less well known may be less liquid
•	Value of assets in relation to total debt

Portfolio management also looks at general business conditions, including:
•	Expected changes in the general economy and interest rates
•	Economic outlook for specific industries
•	The availability of new investment opportunities

MERRILL LYNCH HIGH YIELD PORTFOLIO	9

[ICON] Details About the Portfolio

Portfolio management’s analysis of the issuer and business conditions does not guarantee successful results.

The Portfolio may invest up to 30% of its total assets in fixed income securities of foreign issuers. Portfolio management anticipates that the Portfolio’s investments in foreign corporate and government securities will primarily be in issuers in Canada, Australia and the developed countries of Europe, although the Portfolio may also invest in issuers in emerging markets. The Portfolio will invest in securities of foreign issuers that are denominated in U.S. dollars only.

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

The Portfolio may, to a limited extent, engage in transactions in certain derivatives, such as indexed securities, options, futures, options on futures and swaps, for hedging purposes or to seek to enhance income. Derivatives allow the Portfolio to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be volatile and involve significant risk, including credit, leverage and liquidity risks.

The debt securities in which the Portfolio invests may include credit linked notes, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity. While the Portfolio does not intend to invest in common stocks or other equity securities, other than preferred stocks, it may acquire and hold such securities in unit offerings with fixed income securities, in connection with an amendment, waiver, conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of a distressed fixed income security, or upon exercise of a right or warrant obtained on account of a fixed income security.


10	MERRILL LYNCH HIGH YIELD PORTFOLIO

INVESTMENT RISKS

The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that this Portfolio may use and the types of risk involved are summarized below.

Numbers in this table show maximum allowable use only; for actual use, consult the Portfolio’s annual/semi-annual reports.

Merrill Lynch High Yield Portfolio
Key: # Maximum % of assets • No restriction on usage † Permitted, but used rarely Ø Not Permitted
		Leverage risk	Credit risk	Market risk	Information risk	Valuation risk	Political risk	Currency risk	Liquidity risk	Correlation risk	Selection risk

Borrowing	33 1/3	X

Short-term Investment/ Repurchase Agreements	•		X

Securities Lending	33 1/3	X	X

Short-term Trading	•			X							X

When-issued securities/ forward commitments	•	X		X							X

Non-investment grade securities	•		X	X	X	X	X		X		X

Foreign Securities	30		X	X	X	X	X	X	X		X

Restricted and Illiquid Securities	10		X	X	X	X			X		X

Covered call options	•			X					X	X	X

Indexed derivative securities	•	X	X	X		X	X	X	X	X	X

Futures and Options	•	X	X	X		X	X	X	X	X	X

Currency contracts	Ø

Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH HIGH YIELD PORTFOLIO	11

Merrill Lynch Intermediate Government Bond Portfolio

MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Agencies — entities that are part of or sponsored by the federal government, such as the Government National Mortgage Administration (“Ginnie Mae”), the Tennessee Valley Authority or the Federal Housing Administration.

Government-Sponsored Enterprises — private corporations sponsored by the federal government which have the legal status of government agencies, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Student Loan Marketing Association (“Sallie Mae”) or the Federal National Mortgage Association (“Fannie Mae”).

MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND PORTFOLIO AT A GLANCE

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek the highest current income consistent with the protection of capital afforded by investing in intermediate term debt securities issued or guaranteed by the U.S. government or its agencies.

What are the Portfolio’s main investment strategies?

The Portfolio tries to provide current income from an actively managed portfolio of U.S. government and agency securities.

Under normal circumstances, the Portfolio invests at least 80% of its assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or U.S. government agencies or government-sponsored enterprises. The Portfolio may invest a substantial portion of its assets in mortgage-backed securities issued by government-sponsored enterprises. The Portfolio may invest in securities of any maturity but under normal circumstances will maintain a dollar-weighted average maturity of six to eight years.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. Although government securities involve minimal credit risk, changes in the value of government securities may occur in response to interest rate movements. Generally, when interest rates go up, the value of most government securities, like other fixed income instruments, goes down. Because the Portfolio invests a substantial portion of its assets in government securities with intermediate term maturities, rising interest rates may cause the value of the Portfolio’s investments to decline significantly. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Portfolio’s investments goes down, you may lose money.

Mortgage-backed securities involve special risks, including prepayment risk and extension risk, and may be more volatile than other fixed income securities of similar maturities.

MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND PORTFOLIO	3

[ICON] Key Facts

Mortgage-Backed Securities — securities backed by pools of mortgages, which in many cases are guaranteed against default by government agencies such as Ginnie Mae.

Maturity — the time at which the full principal amount of a debt security is scheduled to be repaid. The maturity of a debt instrument may be short term (two years or under), intermediate term (two to fifteen years) or long term (over fifteen years).

Volatility — the amount and frequency of changes to a security’s value.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance policy for policy owners who:

•	Are investing for long term goals
•	Are looking for an investment that provides income with minimal credit risk
•	Are willing to accept the risk that the value of the Portfolio’s shares may decline as the result of interest rate movements
•	Want a professionally managed portfolio of bonds and other debt securities

4	MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND PORTFOLIO

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Salomon Smith Barney Government/Mortgage Index, a broad measure of market performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 7.04% (quarter ended June 30, 1995) and the lowest return for a quarter was -3.93% (quarter ended March 31, 1994). The Portfolio’s year-to-date return as of March 31, 2003 was 1.05%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

Merrill Lynch Series: Intermediate Government Bond Portfolio	9.81%	7.12%	7.04%

Salomon Smith Barney Government/Mortgage Index*	10.19%	7.58%	7.46%

*	This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND PORTFOLIO	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.33%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.09%

Total Annual Portfolio Operating Expenses	0.42%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$ 43	$ 135	$ 235	$ 530


6	MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Intermediate Government Bond Portfolio
	For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$11.12	$10.99	$10.45	$11.32	$11.08

Investment income — net†	.51	.60	.68	.67	.71

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	.49	.14	.49	(.81)	.25

Total from investment operations	1.00	.74	1.17	(.14)	.96

Less dividends from investment income — net	(.45)	(.61)	(.63)	(.73)	(.72)

Net asset value, end of year	$11.67	$11.12	$10.99	$10.45	$11.32

Total Investment Return:*

Based on net asset value per share	9.81%	6.94%	11.64%	(1.25%)	8.94%

Ratios to Average Net Assets:

Expenses	0.42%	.42%	.39%	.38%	.37%

Investment income — net	4.49%	5.42%	6.47%	6.15%	6.44%

Supplemental Data:

Net assets, end of year (in thousands)	$239,808	$225,658	$215,669	$215,964	$240,583

Portfolio turnover	219.81%	125.46%	105.38%	206.20%	65.67%

*	Total investment returns exclude insurance-related fees and expenses.
†	Based on average shares outstanding.

MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND PORTFOLIO	7

Details About the Portfolio [ICON]

Yield — a fixed income security’s annualized income stream divided by the security’s current price, which represents the security’s current expected rate of return.

HOW THE PORTFOLIO INVESTS
Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

Under normal circumstances, the Portfolio invests at least 80% of its assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or its agencies or enterprises. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders. Certain securities, such as U.S. Treasury obligations, are direct obligations of the U.S. government. Securities that are issued by U.S. government-sponsored enterprises or agencies are not direct obligations of the U.S. government. These securities are, however, backed by the credit of the particular agency or government-sponsored enterprise that issued the securities and are generally considered to have a relatively low risk of default.

The Portfolio may invest in securities of any maturity. Under normal circumstances, however, the Portfolio will maintain a dollar-weighted average maturity of six to eight years.

Although government securities involve minimal risk of default, changes in the value of government securities may occur in response to interest rate movements — generally, when interest rates go up, the value of most government securities, like other fixed income securities, goes down. In most cases, when interest rates go up, the value of fixed income securities with longer term maturities goes down more than the value of fixed income securities with shorter maturities.

Government agency securities, like other fixed income securities, may have redemption features that permit the government agency to repurchase the security from the Portfolio at certain times prior to maturity at a specified price, which is generally equal to or greater than the amount due at maturity. In many cases, when interest rates go down, government agencies redeem fixed income securities that allow for redemption. When a government agency redeems fixed income securities, the Portfolio may receive less than the market value of the securities prior to redemption. In addition, the Portfolio may have to invest the proceeds in fixed income securities with lower yields and therefore lose expected future income.

The Portfolio may invest a substantial portion of its assets in various types of mortgage-backed securities issued or guaranteed by government-sponsored enterprises such as Fannie Mae or Freddie Mac. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other fixed income securities.

8	MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND PORTFOLIO

ABOUT THE PORTFOLIO MANAGERS

Frank Viola is a co-portfolio manager of the Portfolio. Mr. Viola has been a Managing Director of Merrill Lynch Investment Managers since 2001 and a portfolio manager with MLIM since 1997. Mr. Viola has been responsible for the management of the Portfolio since 2002.

Thomas Musmanno is a co-portfolio manager of the Portfolio. Mr. Musmanno has been a Vice President of MLIM since 1996. He was a Derivatives and Structured Products Specialist with MLIM from 2000 to 2002 and was a portfolio manager with MLIM from 1996 to 2000. Mr. Musmanno has been responsible for the management of the Portfolio since 2002.

ABOUT THE INVESTMENT ADVISER

The Fund is managed by Merrill Lynch Investment Managers.


Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

The Portfolio may, to a limited extent, engage in transactions in certain derivatives, such as indexed securities, options, futures, options on futures and swaps, for hedging purposes or to seek to enhance income. Derivatives allow the Portfolio to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be volatile and involve significant risk, including credit, leverage and liquidity risks.

The debt securities in which the Portfolio invests may include credit linked notes, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

The Fund may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

The Portfolio has no minimum holding period for investments and will buy or sell securities whenever Portfolio management sees a potentially favorable opportunity to do so.

MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND PORTFOLIO	9

[ICON] Details About the Portfolio

INVESTMENT RISKS

The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that this Portfolio may use and the types of risk involved are summarized below.

Numbers in this table show maximum allowable use only; for actual use, consult the Portfolio’s annual/semi-annual reports.

Merrill Lynch Intermediate Government Bond Portfolio

Key: # Maximum % of assets • No restriction on usage † Permitted, but used rarely Ø Not Permitted
		Leverage risk	Credit risk	Market risk	Information risk	Valuation risk	Political risk	Currency risk	Liquidity risk	Correlation risk	Selection risk

Borrowing	33 1/3	X

Short-term Investment/ Repurchase Agreements	•		X

Securities Lending	33 1/3	X	X

Short-term Trading	•			X							X

When-issued securities/ forward commitments	•	X		X							X

Non-investment grade securities	Ø

Foreign Securities	Ø

Restricted and Illiquid Securities	10		X	X	X	X			X		X

Covered call options	•			X					X	X	X

Indexed derivative securities	•	X	X	X		X			X	X	X

Futures and Options	•	X	X	X		X	X	X	X	X	X

Currency contracts	Ø

Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

10	MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND PORTFOLIO

Merrill Lynch Large Cap Core Strategy Portfolio

MERRILL LYNCH LARGE CAP CORE STRATEGY PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Equity Securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

Common Stocks — securities representing shares of ownership of a corporation.

Large Cap Companies — companies that are included in the Russell 1000® Index. This definition of large cap companies may be changed in response to changes in the markets.

Russell 1000® Index — an index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

MERRILL LYNCH LARGE CAP CORE STRATEGY PORTFOLIO AT A GLANCE

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek long term growth of capital and income, and moderate current income.

What are the Portfolio’s main investment strategies?

The Portfolio tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

Under normal circumstances, the Portfolio invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000® Index. The Portfolio uses an investment approach that blends growth and value.

A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. The Portfolio’s evaluation of the prospects for a company’s industry or market sector is an important factor in evaluating a particular company’s earnings prospects. A company’s stock is considered to be undervalued when its price is less than what the Investment Adviser believes it is worth.

The Investment Adviser uses quantitative models that employ various factors to look for companies that, in its opinion, are consistent with the investment strategy of the Portfolio.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur because a particular stock market in which the Portfolio invests is rising or falling, or as the result of specific factors that affect particular investments. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Portfolio’s investments goes down, you may lose money.

Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may be less liquid and harder to value than U.S. securities.

MERRILL LYNCH LARGE CAP CORE STRATEGY PORTFOLIO	3

[ICON] Key Facts

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance policy for policy owners who:
•	Are investing with long term goals
•	Want a professionally managed and diversified portfolio of equity securities, primarily common stocks of large cap companies
•	Are willing to accept the risk that the value of their investment may decline in order to seek long term growth of capital and income
•	Are not looking for a significant amount of current income

4	MERRILL LYNCH LARGE CAP CORE STRATEGY PORTFOLIO

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Standard & Poor’s (S&P) 500 Index and the Russell 1000 Index, each a broad measure of market performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 23.69% (quarter ended December 31, 1999) and the lowest return for a quarter was -16.77% (quarter ended September 30, 1998). The Portfolio’s year-to-date return as of March 31, 2003 was -2.23%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

Merrll Lynch Series: Large Cap Core Strategy Portfolio	-18.74%	0.06%	6.73%

S&P 500 Index*	-22.10%	-0.59%	9.34%

Russell 1000 Index**	-21.65%	-0.58%	9.19%

*	The S&P 500® is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
**	The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

MERRILL LYNCH LARGE CAP CORE STRATEGY PORTFOLIO	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.33%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.10%

Total Annual Portfolio Operating Expenses	0.43%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$ 44	$ 138	$ 241	$ 542


6	MERRILL LYNCH LARGE CAP CORE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Large Cap Core Strategy Portfolio For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$17.25	$19.34	$29.43	$27.03	$26.79

Investment income — net†	.13	.17	.36	.18	.26

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	(3.36)	(2.10)	(3.17)	7.56	3.39

Total from investment operations	(3.23)	(1.93)	(2.81)	7.74	3.65

Less Dividends and Distributions:
Investment income — net	(.14)	(.16)	(.38)	(.41)	(.50)
In excess of investment income — net	—	—	(.11)	(.02)	—
Realized gain on investments — net	—	—	(5.65)	(4.91)	(2.91)
In excess of realized gain on investments — net	—	—	(1.14)	—	—

Total dividends and distributions	(.14)	(.16)	(7.28)	(5.34)	(3.41)

Net asset value, end of year	$13.88	$17.25	$19.34	$29.43	$27.03

Total Investment Return:*

Based on net asset value per share	(18.74%)	(9.97%)	(9.87%)	31.63%	15.56%

Ratios to Average Net Assets:

Expenses	0.43%	.42%	.39%	.37%	.38%

Investment income — net	.80%	.96%	1.26%	.68%	1.03%

Supplemental Data:

Net assets, end of year (in thousands)	$206,360	$287,294	$356,539	$430,380	$356,597

Portfolio turnover	124.16%	178.95%	103.85%	81.60%	110.95%

*	Total investment returns exclude insurance-related fees and expenses.
†	Based on average shares outstanding.

MERRILL LYNCH LARGE CAP CORE STRATEGY PORTFOLIO	7

Details About the Portfolio [ICON]

HOW THE PORTFOLIO INVESTS

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

Under normal circumstances, the Portfolio invests at least 80% of its assets in a diversified portfolio of stock, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000® Index. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders.

The Investment Adviser uses a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the investment objective of the Portfolio.

The Portfolio has a blended investment strategy that emphasizes a mix of both growth and value and will seek to outperform the Russell 1000® Index.

In selecting securities for the Portfolio, the Investment Adviser uses a proprietary quantitative model that employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The Investment Adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company’s pricing structure. A company’s stock price relative to its earnings and book value is also examined — if the Investment Adviser believes that a company is overvalued, it will not be considered as an investment for the Portfolio. After the initial screening is done, the Investment Adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the Investment Adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the Portfolio generally will not hold all the stocks in the Russell 1000® Index, and because the Portfolio’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the Portfolio is not an “index” fund. In seeking to outperform the benchmark, however, the Investment Adviser reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

•	Relative price to earnings and price-to-book ratios
•	Weighted median market capitalization of the Portfolio
•	Allocation among the economic sectors of the Portfolio as compared to the index
•	Weighted individual stocks within the index

8	MERRILL LYNCH LARGE CAP CORE STRATEGY PORTFOLIO

ABOUT THE PORTFOLIO MANAGERS

The Portfolio is managed by members of a team of investment professionals who participate in the team’s research process and stock selection. The senior investment professionals in this group include Robert C. Doll, Jr., Phil Laverson and Milind Sharma. The team leader, Robert C. Doll, Jr., is responsible for the day-to-day management of the Portfolio. Mr. Doll has been the President of Merrill Lynch Investment Managers since 2001. He was Co-Head (Americas Region) of Merrill Lynch Investment Managers from 1999 to 2000. Prior to joining Merrill Lynch Investment Managers, he was Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and an Executive Vice President from 1991 to 1999.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Merrill Lynch Investment Managers.

These criteria are explained in detail in the Statement of Additional information.

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

The Portfolio also may invest up to 10% of its total assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets including securities of foreign issuers that are represented by American Depositary Receipts or “ADRs.” Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered “foreign securities” for the purpose of the Portfolio’s investment allocations. The Portfolio anticipates that it would generally limit its foreign securities investments to ADRs of issuers in developed countries.

The Portfolio may invest in investment grade convertible securities, preferred stocks and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which the Portfolio may invest.

As a temporary measure for defensive purposes, the Portfolio may invest without limit in cash, cash equivalents or short term U.S. Government securities. These investments may include high quality, short term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign company), short term debt obligations of corporate issuers and certificates of deposit and bankers’ acceptances. These investments may affect the Portfolio’s ability to meet its investment objective.

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

The Portfolio has no stated minimum holding period for investments and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

MERRILL LYNCH LARGE CAP CORE STRATEGY PORTFOLIO	9

[ICON] Details About the Portfolio

INVESTMENT RISKS

The Portfolio may use different investment strategies that involve various types of risk. Some of the strategies that this Portfolio may use and the types of risk involved are summarized below.


Numbers in this table show maximum allowable use only; for actual use, consult the Portfolio’s annual/semi-annual reports.

Merrill Lynch Large Cap Core Strategy Portfolio
Key: # Maximum % of assets • No restriction on usage † Permitted, but used rarely Ø Not Permitted
		Leverage risk	Credit risk	Market risk	Information risk	Valuation risk	Political risk	Currency risk	Liquidity risk	Correlation risk	Selection risk

Borrowing	33 1/3	X

Short-term Investment/ Repurchase Agreements	•		X

Securities Lending	33 1/3	X	X

Short-term Trading	•			X							X

When-issued securities/ forward commitments	†	X		X							X

Non-investment grade securities	Ø

Foreign Securities	10		X	X	X	X	X	X	X		X

Restricted and Illiquid Securities	15		X	X	X	X			X		X

Covered call options	•			X					X	X	X

Indexed derivative securities	•	X	X	X		X	X	X	X	X	X

Futures and Options	•	X	X	X		X	X	X	X	X	X

Currency contracts	•	X	X	X		X	X	X	X	X

Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

10	MERRILL LYNCH LARGE CAP CORE STRATEGY PORTFOLIO

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH LARGE CAP CORE STRATEGY PORTFOLIO	11

Merrill Lynch Money Reserve Portfolio

MERRILL LYNCH MONEY RESERVE PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers.

MERRILL LYNCH MONEY RESERVE PORTFOLIO AT A GLANCE

What are the Portfolio’s investment objectives?

The investment objective of the Portfolio is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

What are the Portfolio’s main investment strategies?

The Portfolio’s goals are to produce current income while attempting to maintain a share value of $1.00.

The Portfolio invests in money market instruments with a remaining maturity of no more than 25 months in the case of U.S. government and government agency securities and no more than 13 months in the case of all other securities. Other than U.S. government and government agency securities, the Portfolio invests only in money market instruments of issuers with one of the two highest short term ratings from a nationally recognized credit rating organization or unrated instruments which, in the opinion of the Portfolio’s management, are of similar credit quality.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance policy for policy owners who:

•	Are investing with short term goals
•	Are looking for preservation of capital
•	Are looking for current income and liquidity

MERRILL LYNCH MONEY RESERVE PORTFOLIO	3

[ICON] Key Facts

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table shows the average annual total returns for the Portfolio’s shares for the periods shown. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.59% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.35% (quarter ended December 31, 2002). The Portfolio’s year-to-date return as of March 31, 2003 was 0.25%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

Merrill Lynch Series: Money Reserve Portfolio	1.68%	4.48%	4.61%


4	MERRILL LYNCH MONEY RESERVE PORTFOLIO

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.33%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.06%

Total Annual Portfolio Operating Expenses	0.39%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$ 40	$ 125	$ 219	$ 493


MERRILL LYNCH MONEY RESERVE PORTFOLIO	5

[ICON] Key Facts

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Money Reserve Portfolio
	For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:	2002	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.02	.04	.06	.05	.05

Realized and unrealized gain (loss) on investments	— †	— †	— †	— †	— †

Total from investment operations	.02	.04	.06	.05	.05

Less Dividends and Distributions: Investment income — net	(.02)	(.04)	(.06)	(.05)	(.05)
Realized gain on investments — net	— †	— †	— †	— †	— †

Total dividends and distributions	(.02)	(.04))	(.06)	(.05)	(.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return:*

Based on net asset value per share	1.68%	4.09%	6.22%	5.01%	5.42%

Ratios to Average Net Assets:

Expenses	.39%	.38%	.37%	.37%	.36%

Investment income and realized gain on investments — net	1.67%	4.08%	6.11%	4.91%	5.26%

Supplemental Data:

Net assets, end of year (in thousands)	$465,986	$509,986	$504,076	$567,363	$578,802

*	Total investment returns exclude insurance-related fees and expenses.
†	Amount is less than $.01 per share.

6	MERRILL LYNCH MONEY RESERVE PORTFOLIO

Details About the Portfolio [ICON]

Maturity — the time at which the full principal amount of a fixed income security is scheduled to be repaid.

Agencies — entities that are part of or sponsored by the federal government, such as the Government National Mortgage Administration (“Ginnie Mae”), the Tennessee Valley Authority or the Federal Housing Administration.

HOW THE PORTFOLIO INVESTS

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

The Portfolio invests all of its assets in money market securities. These instruments are generally fixed income securities that mature or reset to a new interest rate within 13 months (25 months if the U.S. government or a government agency has issued or guaranteed the debt). Other than U.S. government and government agency securities, the Portfolio only invests in money market instruments of issuers with one of the two highest short term ratings from a nationally recognized credit rating organization or unrated instruments which, in the opinion of the Portfolio’s management, are of similar credit quality.

The money market instruments in which the Portfolio may invest include:

United States Government Securities — Debt securities issued or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States

United States Government Agency Securities — Debt securities issued or guaranteed as to principal and interest by U.S. government agencies, government-sponsored enterprises and government instrumentalities. Agency securities may be supported only by the credit of the issuer, not the full faith and credit of the United States

Bank Money Instruments — Obligations of commercial banks or other depository institutions, such as certificates of deposit, time deposits, bank notes and bankers’ acceptances.

Commercial Paper — Obligations, usually of nine months or less, issued by corporations and other businesses for short term funding

MERRILL LYNCH MONEY RESERVE PORTFOLIO	7

[ICON] Details About the Portfolio

Government-Sponsored Enterprises — private corporations sponsored by the federal government which have the legal status of government agencies, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Student Loan Marketing Association (“Sallie Mae”) or Federal National Mortgage Association (“Fannie Mae”).

Instrumentalities — supranational entities sponsored by the United States and other governments, such as the World Bank or the Inter-American Development Bank.

Asset-Backed Securities — fixed income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Index — a measure of value or rates.

Short-Term Obligations — Corporate debt and asset-backed securities with a period of 397 days or less remaining to maturity

Floating Rate Obligations — Obligations of government agencies, corporations, depository institutions or other issuers which periodically reset their interest rate to reflect a current market rate, such as the federal funds rate or a bank’s prime rate, or the level of an interest rate index, such as LIBOR (a well-known short term interest rate index)

Insurance Company Obligations — Short term funding agreements and guaranteed insurance contracts with fixed or floating interest rates

Master Notes — Variable principal amount demand instruments issued by securities firms and other corporate issuers

Other Eligible Investments — Other money market instruments permitted by the Securities and Exchange Commission’s rules governing money market funds

The Fund may also engage in the following investment practices:

Repurchase Agreements — Repurchase agreements are transactions in which the Portfolio purchases a class of securities with the obligation to resell the securities shortly thereafter at a specified price which reflects interest payable to the Portfolio. The Portfolio may engage in repurchase agreements involving any of the above instruments (without regard to the instrument’s maturity).

Reverse Repurchase Agreements — Reverse repurchase agreements are transactions in which the Portfolio sells a security with the obligation to repurchase the security shortly thereafter at a specified price which reflects a payment by the Portfolio. The Portfolio profits from entering into a reverse repurchase agreement by reinvesting the proceeds of the sale at a higher return than it has to pay to repurchase its security.

8	MERRILL LYNCH MONEY RESERVE PORTFOLIO

Eurodollar — obligations issued by foreign branches or subsidiaries of U.S. banks.

Yankeedollar — obligations issued by U.S. branches or subsidiaries of foreign banks.

ABOUT THE PORTFOLIO MANAGER

Jacqueline Rogers is a Vice President and the portfolio manager of the Portfolio. Ms. Rogers has been a Vice President of Merrill Lynch Investment Managers since 1986. Ms. Rogers has been primarily responsible for the management of the Portfolio since 1992.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Merrill Lynch Investment Managers.

The Portfolio’s management will vary the types of money market instruments in the Portfolio’s portfolio, as well as the Portfolio’s average maturity, in response to its assessment of the relative value of different securities and future short term interest rates.

The Portfolio may invest in obligations of foreign issuers, including Eurodollar and Yankeedollar obligations.

The Portfolio’s management will attempt to maintain a share value of $1.00, but there is no guarantee that it will be able to do so. The Portfolio could lose money if
•	The issuer of an instrument held by the Portfolio defaults
•	Short term interest rates move sharply in a manner not anticipated by Portfolio management

The risk of loss is minimized, however, by the high credit quality and short term maturity of the Portfolio’s investments. In order to maintain a share value of $1.00, the Portfolio may reduce the number of shares held by its shareholders.

The Portfolio may also lend its portfolio securities.

The Portfolio has no stated minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

MERRILL LYNCH MONEY RESERVE PORTFOLIO	9

[ICON] Details About the Portfolio

INVESTMENT RISKS

The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that this Portfolio may use and the types of risk involved are summarized below.

Numbers in this table show maximum allowable use only; for actual use, consult the Portfolio’s annual/semiannual reports.

Merrill Lynch Money Reserve Portfolio

Key: # Maximum % of assets • No restriction on usage † Permitted, but used rarely Ø Not Permitted
		Leverage risk	Credit risk	Market risk	Information risk	Valuation risk	Political risk	Currency risk	Liquidity risk	Correlation risk	Selection risk

Borrowing	33 1/3	X

Short-term Investment/ Repurchase Agreements	•		X

Securities Lending	33 1/3	X	X

Short-term Trading	•			X							X

When-issued securities/ forward commitments	•	X		X							X

Non-investment grade securities	Ø

Foreign Securities	•*		X	X	X	X	X		X		X

Restricted and Illiquid Securities	10		X	X	X	X			X		X

Covered call options	Ø

Indexed derivative securities	•	X	X	X		X	X	X	X	X	X

Futures and Options	Ø

Currency contracts	Ø

*	The Portfolio may invest in U.S. dollar denominated foreign money market securities.

Each of these strategies and risks is explained in the Other Important Information section of this Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

10	MERRILL LYNCH MONEY RESERVE PORTFOLIO

Merrill Lynch Natural Resources Portfolio

MERRILL LYNCH NATURAL RESOURCES PORTFOLIO

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Equity Securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

Natural Resource Assets — materials with economic value that are directly or indirectly derived from natural sources, such as metals, fuels, timber, undeveloped land and agricultural products.

MERRILL LYNCH NATURAL RESOURCES PORTFOLIO AT A GLANCE

What is the Portfolio’s investment objective?

The investment objective of the Portfolio is to seek capital appreciation. The Portfolio seeks to protect the purchasing power of shareholders’ capital by investing primarily in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

What are the Portfolio’s main investment strategies?

The Portfolio tries to choose investments that will increase in value and that, during inflationary periods, will increase in value at a rate that is at least approximately equal to the rate of inflation.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies with substantial natural resource assets and in natural resource-related derivatives. The Portfolio normally invests in a portfolio consisting of companies from a variety of natural resource-related sectors, such as mining, energy, chemicals, paper, oil, gas, steel, or agriculture. Under certain economic circumstances, however, the Portfolio may concentrate its investments in one or more of these sectors (although under normal circumstances the Portfolio will not invest more than 25% of its total assets in any one industry within a sector). The Portfolio can invest in both US and non-U.S. companies, and in securities denominated in either US dollars or foreign currencies. The Portfolio may invest up to 35% of its assets in non-convertible debt securities rated investment grade or unrated securities of equivalent credit quality. The Portfolio is a non-diversified fund, which means that it can invest more of its assets in fewer companies than other funds.

What are the main risks of investing in the Portfolio?

The Portfolio cannot guarantee that it will achieve its objective.

As with any fund, the value of the Portfolio’s investments — and therefore the value of Portfolio shares — may fluctuate. These changes may occur because a particular stock market in which the Portfolio invests is rising or falling or as the result of specified factors that affect particular investments. Also, Portfolio management may select securities that underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Portfolio’s investments goes down, you may lose money.

MERRILL LYNCH NATURAL RESOURCES PORTFOLIO	3

[ICON] Key Facts

As a sector fund investing in companies with natural resource assets, the Portfolio is subject to the risks associated with natural resource investments, in addition to the general risk of the stock market. This means the Portfolio is more vulnerable to the price movements of natural resources and factors that particularly affect the mining, energy, chemicals, paper, oil, gas, steel or agriculture sectors more than a more broadly diversified mutual fund. Because the Portfolio invests primarily in companies with natural resource assets, there is the risk that the Portfolio will perform poorly during a downturn in natural resource prices. The Portfolio should be considered a vehicle for diversification and should not be considered a balanced investment program by itself.

Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than US securities. These risks are greater for investments in emerging markets.

The Portfolio is a non-diversified fund. If the Portfolio invests in securities of a smaller number of issuers, the Portfolio’s risk is increased because developments affecting an individual issuer have a greater impact on the Portfolio’s performance.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Portfolio. An investment in the Portfolio may not be appropriate for all investors and is not intended to be a complete investment program. The Portfolio may be an appropriate investment to fund a portion of a variable life insurance policy for policy owners who:

•	Are looking for capital appreciation for long term goals
•	Want a professionally managed non-diversified portfolio investing in natural resource-related securities as part of your total investment portfolio
•	Want to diversify the types of investment funding their policy
•	Are looking for exposure to companies with natural resource assets
•	Are willing to accept the risks of foreign investing in exchange for potentially higher long term returns
•	Are not looking for current income

4	MERRILL LYNCH NATURAL RESOURCES PORTFOLIO

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Portfolio. The bar chart shows changes in the Portfolio’s performance for each of the past ten calendar years. The bar chart and table do not reflect separate account fees and expenses, which, if reflected, would lower the returns shown below. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with the Standard & Poor’s (S&P) 500 Index, a broad measure of market performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 17.28% (quarter ended June 30, 1999) and the lowest return for a quarter was -19.68 quarter ended December 31, 1997. The Portfolio’s year-to-date return as of March 31, 2003 was 0.85%.

Average Annual Total Returns (for the periods ended December 31, 2002)	One Year	Five Years	Ten Years

Merrill Lynch Series: Natural Resources Portfolio	2.38%	7.16%	6.20%

S&P 500 Index*	-22.10%	-0.59%	9.34%

*	The S&P 500® is the Standard & Poor’s Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

MERRILL LYNCH NATURAL RESOURCES PORTFOLIO	5

[ICON] Key Facts

UNDERSTANDING EXPENSES

Portfolio investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Portfolio may charge:

Expenses paid indirectly by the shareholder:

Annual Portfolio Operating Expenses — expenses that cover the costs of operating the Portfolio.

Management Fee — a fee paid to the Investment Adviser for managing the Portfolio.

Distribution Fees — fees used to support the Portfolio’s marketing and distribution efforts, such as compensating financial advisers, advertising and promotion.

FEES AND EXPENSES

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Portfolio. Future expenses may be greater or less than those indicated below. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your Contract prospectus for information on the separate account fees and expenses associated with your Contract.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.33%

Distribution (12b-1) Fees	None

Other Expenses (including transfer agency fees)(a)	0.35%

Total Annual Portfolio Operating Expenses	0.68%

Fee Waive and/or Expense Reimbursement(b)	(0.18%	)

Net Total Annual Portfolio Operating Expenses(c)	0.50%

(a)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.
(b)	The Investment Adviser, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse expenses with respect to each Portfolio, to the extent that these expenses exceed 0.50% of the Portfolio’s average daily net assets. This arrangement has a one year term and is renewable.
(c)	The Net Total Annual Portfolio Operating Expenses reflect expenses actually incurred during the Portfolio’s most recent fiscal year restated to reflect the contractual expenses reimbursement currently in effect.

Examples:

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, and that the Portfolio’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years†	5 Years†	10 Years†

$ 51	$ 199	$ 361	$ 830

†	The expenses do not reflect the continuation beyond the first year the contractual arrangement described above. This arrangement has a one year term and is renewable.

6	MERRILL LYNCH NATURAL RESOURCES PORTFOLIO

[ICON] Key Facts

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Natural Resources Portfolio
	For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:	20012	2001	2000	1999	1998

Per Share Operating Performance:

Net asset value, beginning of year	$10.38	$11.56	$8.30	$6.86	$8.12

Investment income — net†	.07	.08	.10	.11	.15

Realized and unrealized gain (loss) on investment and foreign currency transactions — net	.18	(1.16)	3.25	1.60	(1.23)

Total from investment operations	.25	(1.08)	3.35	1.71	(1.08)

Less dividends from investment income — net	(.07)	(.10)	(.09)	(.27)	(.18)

Net asset value, end of year	$10.56	$10.38	$11.56	$8.30	$6.86

Total Investment Return:*

Based on net asset value per share	2.38%	(9.38%)	40.43%	25.50%	(13.57%)

Ratios To Average Net Assets:

Expenses, net of reimbursement	0.50%	.50%	.50%	.50%	.50%

Expenses	0.68%	.74%	.58%	.59%	.63%

Investment income — net	0.64%	.74%	1.05%	1.40%	1.94%

Supplemental Data:

Net assets, end of year (in thousands)	$16,059	$15,960	$20,527	$12,764	$11,764

Portfolio turnover	36.99%	53.02%	44.87%	73.71%	29.62%

*	Total investment returns exclude insurance-related fees and expenses.
†	Based on average shares outstanding.

MERRILL LYNCH NATURAL RESOURCES PORTFOLIO	7

Details About the Portfolio [ICON]

Index — a measure of value or rate.

Preferred Stock — a type of equity security that typically pays dividends at a fixed rate and gives holders priority over common stock holders with respect to dividend payments and liquidation rights.

HOW THE PORTFOLIO INVESTS

Outlined below are the main strategies the Portfolio uses in seeking to achieve its objective:

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies with substantial natural resource assets and in natural resource-related derivatives. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders. In the opinion of Portfolio management, a company has substantial natural resource assets when the company’s market value or profitability is significantly affected by changes in the value of a natural resource. The Portfolio will not invest directly in natural resource assets but may invest in derivative securities, such as futures and options, the value of which are tied to the value of a natural resource asset or natural resource-related index.

Equity securities consist of:

•	Common stock
•	Preferred stock
•	Securities convertible into common stock
•	Derivative securities, such as options and futures, the values of which are based on a common stock or group of common stocks

The Portfolio focuses on investments in common stocks. The Portfolio’s management chooses equity securities using a combination of “top down” and “bottom up” investment styles. “Top down” means that the Portfolio seeks to allocate its investments to natural resource-related economic sectors the Portfolio’s management believes have the potential to outperform other economic sectors due to factors such as supply-and-demand trends and global economic conditions. “Bottom up” means that the Portfolio also selects investments based on management’s assessment of the earnings prospects of individual companies. When assessing individual companies, the Portfolio seeks to invest in companies that the Portfolio’s management believes to be undervalued. A company’s stock is undervalued when the stock’s current price is less that what the Portfolio believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible assets, rate of return on capital, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Portfolio management may also determine a company is undervalued if its stock price is down because of temporary factors from which Portfolio management believes the company will recover.

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Options — exchange-traded or private contracts involving the right of a holder to deliver (a “put”) or receive (a “call”) certain assets (or a money payment based on the change of certain assets or an index) from another party at a specified price within a specified time period.

Futures — exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time.

ABOUT THE PORTFOLIO MANAGER

Robert M. Shearer is the portfolio manager of the Portfolio. Mr. Shearer has been a First Vice President of Merrill Lynch Investment Managers since January 1998. From 1996 to 1997, he was a Vice President and an Assistant Portfolio Manager at David L. Babson and Company, Incorporated. Mr. Shearer has been primarily responsible for the management of the Portfolio since 1997.

ABOUT THE INVESTMENT ADVISER

The Portfolio is managed by Merrill Lynch Investment Managers.

The Portfolio will focus on attempting to identify companies that are undervalued relative to the value underlying natural resource assets. In seeking to identify such companies, Portfolio management considers which of the companies that meet its criteria would be most likely to benefit from the economic circumstances anticipated by Portfolio management.

The Portfolio’s concentration in the securities of companies with substantial natural resource assets will expose the Portfolio to the price movements of natural resources to a greater extent than a more broadly diversified mutual Portfolio. The Portfolio is vulnerable to the price movements of natural resources and factors that particularly affect the mining, energy, chemicals, paper, oil, gas, steel or agriculture sectors. Because the Portfolio invests primarily in these economic sectors, there is the risk that the Portfolio will perform poorly during an economic downturn or a slump in demand for natural resources. The Portfolio should be considered a vehicle for diversification and should not be considered a balanced investment program by itself.

The Portfolio may also invest up to 35% of its total assets in non-convertible debt securities rated investment grade by at least one nationally recognized statistical rating organization or unrated securities which, in the opinion of Portfolio management, are of comparable credit quality.

The Portfolio can invest primarily in US securities, primarily in foreign securities, or partly in US securities and partly in foreign securities. The Portfolio may invest in foreign companies in developed markets, such as Canada and Australia, or in emerging markets, such as South Africa, Russia or Latin American countries. Foreign securities involve special risks not present in US investments that can increase the chances that the Portfolio will lose money. The risks of foreign securities are typically much greater for emerging markets. Emerging market countries are often less politically and economically stable than developed countries, and more likely to suffer from serious adverse economic circumstances such as hyperinflation, currency devaluation or extremely high interest rate levels. In addition, reliable information about individual companies may be difficult to obtain in many emerging markets.

When Portfolio management anticipates significant economic, political or financial instability, such as high inflationary pressures or upheaval in the foreign currency exchange markets, the Portfolio may invest a majority of Portfolio assets in companies that explore for, extract, process or deal in gold or in indexed securities that are indexed to the value of gold bullion.

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Commodity — a tangible asset such as copper, tin, heating oil, coffee, natural gas or wheat.

The Portfolio may invest in securities denominated in currencies other than the US dollar. The Portfolio’s return on investments denominated in foreign currencies will be effected by changes in currency exchange rates. The Portfolio may engage in currency transactions to seek to hedge against the risk of loss from changes in currency exchange rates, but Portfolio management cannot guarantee that it will be able to enter into such transactions or that such transactions will be effective. The Portfolio is not required to hedge and may choose not to do so. The Portfolio may also engage in other types of transactions involving derivatives, as set forth in the table on the following page and described in detail in the Other Important Information section of this Prospectus.

Other Strategies. In addition to the main strategies discussed above, the Portfolio may use certain other investment strategies:

The Portfolio may also invest in debt securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed note”). For example, the Portfolio may invest in a security that pays a variable amount of interest in principal based on the current level of a securities index, such as the AMEX Oil & Gas Index, or of a natural resource commodity, such as gold or oil. The Portfolio may also invest in indexed securities the potential return of which is based inversely on the change in a specified interest rate or equity index (an “inverse note”). Inverse notes generally change in value in a manner that is opposite to most fixed income securities — that is, interest rates or principal payments on inverse notes increase when the underlying equity index or commodity decreases. Certain indexed notes and inverse notes have greater sensitivity to changes in commodity prices or equity index levels than other securities, and the Portfolio’s investments in such instruments may decline in value significantly if the equity index or commodity levels move in a manner not anticipated by Portfolio management. For more information regarding these securities and other types of derivatives in which the Portfolio may invest, please see the table on page 11and the Other Important Information section of this Prospectus.

The Portfolio may also lend its portfolio securities and invest uninvested cash in affiliated money market funds.

The Portfolio has no stated minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

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INVESTMENT RISKS

The Portfolio may use different investment strategies which involve various types of risk. Some of the strategies that this Portfolio may use and the types of risk involved are summarized below.

Numbers in this table show maximum allowable use only; for actual use, consult the Portfolio’s annual/semiannual reports.

Merrill Lynch Natural Resources Portfolio

Key: # Maximum % of assets • No restriction on usage † Permitted, but used rarely Ø Not Permitted
		Leverage risk	Credit risk	Market risk	Information risk	Valuation risk	Political risk	Currency risk	Liquidity risk	Correlation risk	Selection risk

Borrowing	33 1/3	X

Short-term Investment/ Repurchase Agreements	•		X

Securities Lending	33 1/3	X	X

Short-term Trading	•			X							X

When-issued securities/ forward commitments	†	X		X							X

Non-investment grade securities	Ø

Foreign Securities	•		X	X	X	X	X	X	X		X

Restricted and Illiquid Securities	15		X	X	X	X			X		X

Covered call options	•			X					X	X	X

Indexed derivative securities	†	X	X	X		X	X	X	X	X	X

Futures and Options	•	X	X	X		X	X	X	X	X	X

Currency contracts	•	X	X	X		X	X	X	X	X

Each of these strategies and risks is explained in the Other Important Information section of the Prospectus.

OTHER IMPORTANT INFORMATION AND STATEMENT OF ADDITIONAL INFORMATION

Additional Information about this Portfolio is discussed in the Other Important Information section of this prospectus.

If you would like further information about the Portfolio, including how it invests, please see the Statement of Additional Information.

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Other Important Information [ICON]

Merrill Lynch Series Fund, Inc.

This Other Important Information section constitutes part of the Prospectus for the shares of Merrill Lynch Balanced Capital Strategy Portfolio, Merrill Lynch Core Bond Strategy Portfolio, Merrill Lynch Fundamental Growth Strategy Portfolio, Merrill Lynch Global Allocation Strategy Portfolio, Merrill Lynch High Yield Portfolio, Merrill Lynch Intermediate Government Bond Portfolio, Merrill Lynch Large Cap Core Strategy Portfolio, Merrill Lynch Money Reserve Portfolio and Merrill Lynch Natural Resources Portfolio (hereinafter referred to as the “Portfolios” or individually as a “Portfolio”).

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THE INSURANCE COMPANIES

Shares of the Portfolios currently are sold only to separate accounts of the Merrill Lynch Life Insurance Companies, as defined below, and Monarch Life Insurance Company’s Variable Account A (currently administered by the Merrill Lynch Life Insurance Companies) (collectively, the “Accounts”) to fund benefits under Variable Life Insurance Policies (the “Policies”) issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York, indirect wholly owned subsidiaries of Merrill Lynch & Co., Inc. (collectively, the “Merrill Lynch Insurance Companies”), and Monarch Life Insurance Company (“Monarch” and, together with the Merrill Lynch Life Insurance Companies, the “Insurance Companies”). The investment adviser of Merrill Lynch Series Fund, Inc. (the “Fund”), Merrill Lynch Investment Managers, L.P. (the “Investment Adviser”), is also a wholly owned subsidiary of Merrill Lynch & Co., Inc. The rights of the Insurance Companies as shareholders should be distinguished from the rights of a Policy owner, which are set forth in the Policy. A Policy owner has no interest in the shares of a Portfolio, but only in the Policy. A Policy is described in the prospectus for that Policy. That prospectus describes the relationship between increases or decreases in the net asset value of shares of a Portfolio, and any distributions on such shares, and the benefits provided under a Policy. The prospectus for the Policy also describes various fees payable to the Insurance Companies and charges to the separate accounts made by the Insurance Companies with respect to the Policy. Since shares of the Portfolios will be sold only to the Insurance Companies for the Accounts, the terms “shareholder” and “shareholders” in this Prospectus refer to the Insurance Companies.

It is possible that differences might arise among the Accounts and that such differences could be considered material conflicts. Such a material conflict could arise due to changes in the law (such as state insurance law or federal tax law) which affect the various Accounts. It could also arise by reason of differences in voting instructions from Policyowners of one or more of the Merrill Lynch Insurance Companies or Monarch, or for other reasons. The Insurance Companies will monitor events to identify such conflicts and to determine how to respond to such conflicts. If such a conflict occurs, an Insurance Company may be required to eliminate one or more divisions of its Account investing in the Fund or substitute a new Portfolio for a Portfolio in which a division invests.

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INVESTMENT STRATEGIES

This section contains a discussion of certain investment strategies that may be used by the Portfolios. The forepart of this Prospectus indicates which of the following strategies may be used by each Portfolio. The risks associated with each of these strategies are described in greater detail in the following section of this Other Important Information section, “Types of Investment Risk.” As with any mutual fund, there can be no guarantee that a Portfolio will meet its goals or that a Portfolio’s performance will be positive for any period of time.

Borrowing and Leverage — Each Portfolio may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Portfolio shares and in the Portfolio’s yield. Borrowing will cost the Portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio’s return. Certain securities that each Portfolio buys may create leverage including, for example, options.

Short-Term Investments — Each Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper or treasury bills. As a temporary measure for defensive purposes, each Portfolio may invest more heavily in these securities, without limitation. A Portfolio may also increase its investment in these securities when Portfolio management is unable to find enough attractive long-term investments, to reduce exposure to long-term investments when management believes it is advisable to do so on a temporary basis, or to meet redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Short-term investments may therefore limit the potential for a Portfolio to achieve its investment objective. Short-term investments involve credit risk.

Repurchase Agreements — Each Portfolio may invest in repurchase agreements. A repurchase agreement involves the purchase of a security together with a simultaneous agreement to resell the security to the seller at a later date at approximately the purchase price less an amount that represents interest to the buyer. Repurchase agreements are considered relatively safe, liquid investments for short-term cash, but involve the risk that the seller will fail to repurchase the security and that the Portfolio will have to attempt to sell the security in the market for its current value, which may be less than the amount the Portfolio paid for the security. Repurchase agreements involve credit risk.

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Securities Lending — Each Portfolio may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a Portfolio.

Short-Term Trading — Each Portfolio can buy and sell securities whenever it sees a market opportunity, and therefore each Portfolio may engage in short-term trading. Short-term trading may increase a Portfolio’s expenses and have tax consequences. Short-term trading involves market risk and selection risk.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security a Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Portfolio loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price. When issued and delayed delivery securities and forward commitments involve market risk, selection risk and leverage risk.

Junk Bonds — Although junk bonds generally pay higher rates of interest than investment grade bonds, there is a greater risk of loss of income or principal. Junk bonds are high-risk investments that may cause losses in a Portfolio. The major risks in junk bond investments include:

•	Junk bonds may be issued by less creditworthy companies. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Prices of junk bonds are subject to extreme price fluctuations. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
•	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If the issuer redeems junk bonds, the Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.
•	Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio’s securities than in the case with securities trading in a more liquid market.
•	A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Distressed Securities — Distressed securities are securities that are subject to bankruptcy proceedings or are in default, or are at risk of being in default. Distressed securities are speculative and involve substantial risks. Generally, the Global Allocation Strategy Portfolio or the High Yield Portfolio will invest in distressed securities when Portfolio management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. The Global Allocation Strategy and High Yield Portfolios will generally not receive interest payments on the distressed securities and may incur costs to protect their investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.

Corporate Loans — Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in

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response to changes in market interest rates or the prime rates of U.S. banks or the London Interbank Offered Rate (“LIBOR”). As a result, the value of corporate loan investments generally is less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Global Allocation Strategy Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate agent arranges the corporate loans and holds collateral and accepts payments of principal and interest. By investing in a corporate loan, the Portfolio becomes a member of the syndicate. If the agent developed financial problems, the Portfolio may not recover its investment.

The corporate loans in which the Global Allocation Strategy and High Yield Portfolios invest can be expected to provide higher yields than bonds and notes that have investment grade ratings, but may be subject to greater risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans, and when there is collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Portfolio’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive any interest during the delay.

Foreign Securities — Certain Portfolios may invest in foreign securities. Foreign investing involves special risks not present in U.S. securities that may increase the chance a Portfolio will lose money, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets. Foreign investing involves market risk, selection risk and political risk, and certain foreign investments may also involve credit risk, information risk, valuation risk, currency risk and liquidity risk.

Mortgage-Backed and Asset-Backed Securities — Mortgage-backed and asset-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may

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refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed and asset-backed securities will be paid off more quickly than originally anticipated and a Portfolio will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed and asset-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage-backed and asset-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities.

Precious Metal Related Securities — Securities of precious metals historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Real Estate Related Securities — Real estate related securities are subject to the risks associated with real estate. The main risk of real estate related securities is that the value of the real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values.

If the Global Allocation Strategy Portfolio’s real estate related investments are concentrated in one geographic area or in one property type, the Portfolio will be particularly subject to the risks associated with that area or property type.

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Restricted and Illiquid Securities — Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Portfolio buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value. Restricted and illiquid securities involve liquidity risk, market risk, selection risk and valuation risk, and may involve information risk and credit risk.

Covered Call Options — Certain Portfolios can sell covered call options, which are options that give the purchaser the right to require a Portfolio to sell a security owned by the Portfolio to the purchaser at a specified price within a limited time period. These Portfolios may also sell the purchaser a right to require the Portfolio to make a payment based on the level of an index that is closely correlated with some of the Portfolio’s holdings. A Portfolio will receive a premium (an upfront payment) for selling a covered call option, and if the option expires unexercised because the price of the underlying security has gone down the premium received by the Portfolio will partially offset any losses on the underlying security. By writing a covered call option, however, a Portfolio limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option. Covered call options involve market risk, correlation risk, liquidity risk and selection risk.

Covered Put Options — Certain Portfolios can write (i.e., sell) covered put options, which are options that give the purchaser the right to require a Portfolio to buy the underlying security or securities at the exercise price at any time during the option period or at a specific date. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. A Portfolio receives a premium from writing put options which it retains whether or not the option is exercised. A put option written by a Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying security.

Indexed Derivative Securities — Certain Portfolios may invest in debt securities the potential returns of which are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. Some Portfolios may also invest in securities whose return is inversely related to changes in an index or

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interest rate. In general, inverse securities change in value in a manner that is opposite to most securities — that is, the return of inverse securities will decrease when the index increases in value and increase in value when the index decreases in value. Investments in indexed and inverse securities may subject the Portfolio to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed and inverse securities may increase or decrease in value at a greater rate than the underlying index, which effectively leverages the Portfolio’s investment. As a result, the market value of such securities will generally be more volatile than that of other securities. Indexed and inverse securities involve credit risk, market risk and selection risk, and may also involve leverage risk, valuation risk, political risk, currency risk, liquidity risk or correlation risk.

Futures and Options — Certain Portfolios may use futures and options. Futures are exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time. Futures involve leverage risk and correlation risk and may involve currency risk and political risk. Options are exchange-traded or private contracts involving the right of a holder to deliver (a “put”) or receive (a “call”) certain assets (or a money payment based on the change of certain assets or an index) from another party at a specified price within a specified time period. Options involve leverage risk and correlation risk. Private options also involve credit risk, valuation risk and liquidity risk. Options may involve currency risk and political risk.

The Portfolios will use futures and options primarily for hedging purposes — that is, to offset the risk that other holdings may decrease in value or that potential investment opportunities may increase in value before the Portfolio can fully implement its investment strategy. The Balanced Capital Strategy, Core Bond Strategy, Global Allocation Strategy, High Yield, Intermediate Government Bond, Large Cap Core Strategy and Natural Resources Portfolios may use futures and options, however, to seek to enhance total return as well as for hedging purposes. While hedging can reduce losses, it can also reduce or eliminate gains if markets move in a different manner than anticipated by the Portfolio or if the cost of the future or option outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the future or option will not match those of the holdings being hedged as expected by the Portfolio, in which case losses on the holdings being hedged may not be reduced.

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Swap Agreements — Certain Portfolios are authorized to enter into swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified security, basket of securities or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different security, basket of securities or index. Swap agreements may be used to obtain exposure to an equity or fixed income security or market without owning or taking physical custody of securities.

Currency Contracts — Certain Portfolios may buy securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Portfolio’s securities. In order to seek to limit such changes, certain Portfolios may buy or sell contracts relating to foreign currencies for hedging purposes. Hedging is a strategy in which a currency contract is used to offset the risk that other Portfolio holdings may decrease in U.S. dollar value as the result of changes in exchange rates. Losses on the other investment may be substantially reduced by gains on a currency contract that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if exchange rates move in a different manner than anticipated by the Portfolio or if the cost of the currency contract outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the currency contract will not match those of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced. A Portfolio may not be able to (or may not try to) hedge all currency risks, and there is no guarantee that a Portfolio’s currency hedging, if attempted, will be successful. A Portfolio may attempt to hedge through several different types of currency contracts, including currency forwards, currency options and currency-indexed instruments. Currency contracts involve currency risk, market risk, political risk, correlation risk and selection risk.

Short Sales — Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that a Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolios may have to pay a fee to borrow particular securities and are often obligated to turn over any payments received on such borrowed

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securities to the lender of the securities. If the value of the security sold short increases in value, the Portfolio may lose money when it is required to purchase the security to replace that which it borrowed.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Portfolio will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Balanced Capital Strategy Portfolio and Core Bond Strategy Portfolio may make short sales provided that after giving effect to such sale, the market value of all securities sold short exceeds 10% (Balanced Capital Strategy Portfolio and Core Bond Strategy Portfolio) of the value of its total assets. These Portfolios and Global Allocation Strategy Portfolio may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, a Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

TYPES OF INVESTMENT RISKS

This section contains a discussion of various risks that may be associated with certain investment strategies. The forepart of this Prospectus indicates which investment strategies may be used by each Portfolio.

Correlation Risk — The risk that changes in the value of two investments do not track or offset each other in the manner anticipated by Portfolio management. Correlation risk is associated with hedging transactions, in which a Portfolio uses a derivative to offset the risk that other Portfolio holdings may decrease in value or that potential investment opportunities may increase in value before the Portfolio can fully implement its investment strategy. Correlation risk means that changes in the value of the derivative may not match those of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings or potential holdings being hedged may not be reduced.

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Credit Risk — The risk that the issuer of an investment or other party to a trade will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk — The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value to a U.S. investor because the currency is worth fewer U.S. dollars.

Information Risk — The risk that important information about a security or market is inaccurate, unreliable or unavailable.

Leverage Risk — The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time that a Portfolio would like or at the price that a Portfolio believes the security is currently worth.

Market Risk/Interest Rate Risk — The risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. For fixed income investments, this includes the risk that the value of an investment will decrease as a result of changes in interest rates. Generally, when interest rates increase, fixed income securities decrease in value and longer term fixed income securities decrease in value more than short term fixed income securities.

Political Risk — The risk of losses arising from government or legal events, such as changes in tax or trade laws, imposition of currency controls, adverse court or administrative rulings, or change of a government or political system.

Selection Risk — The risk that a specific Portfolio investment will underperform the stock market, the relevant indices, or other funds with similar investment objectives and investment strategies.

Investing Style Risk — The risk that a particular style of investing used by a Portfolio — such as growth investing or value investing — will from time to time go out of favor. If this happens, a Portfolio that uses a particular style may underperform other funds that do not use that style.

Valuation Risk — The risk that a Portfolio has valued an investment at a higher price than it can actually obtain upon a sale.

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[ICON] Your Account

Non-Diversification Risk — Several Portfolios are classified as non-diversified within the meaning of the Investment Company Act of 1940, which means that the Portfolios are not limited by the Act with respect to the proportion of their assets that they may invest in securities of a single issuer. To the extent that the Portfolios assume large positions in the securities of a small number of issuers, the Portfolios’ net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Portfolios may be more susceptible to any single economic or regulatory occurrence than a diversified company.

SPECIAL RISKS ASSOCIATED WITH FOREIGN INVESTMENTS GENERALLY

Foreign Market Risk — Since certain Portfolios may invest in certain foreign securities, it offers the potential for more diversification than a Portfolio that invests only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets.

•	The economies of some foreign markets often do not compare favorably with that of the United States in areas such as growth of gross national product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.
•	Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.

A-14	MERRILL LYNCH SERIES FUND, INC.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect the Portfolio’s operations.
•	Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.
•	Because there are fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Portfolio’s to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.
•	Non-U.S. markets may have different clearance and settlement procedures, and in certain markets, settlements may be unable to keep pace with the volume of securities transactions which may cause delays. This means that a Portfolio’s assets may be uninvested and not earning returns. A Portfolio may miss investment opportunities or be unable to dispose of a security because of these delays.

With respect to a Portfolio’s investments in Europe, the possible addition of up to ten new countries to the Economic and Monetary Union (EMU) during 2003 could potentially destabilize the EMU if the transition does not proceed as planned. Such destabilization could adversely affect a Portfolio’s European investments.

Certain Risks of Holding Fund Assets Outside the United States — A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank, depository or issuer

MERRILL LYNCH SERIES FUND, INC.	A-15

[ICON] Your Account

Net Asset Value — the market value of a Portfolio’s total assets after deducting liabilities, divided by the number of shares outstanding.

of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for a Portfolio than for investment companies invested only in the United States.

HOW TO BUY AND SELL SHARES

The Fund continuously offers shares in each of its Portfolios, without sales charge, to the Insurance Companies. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share net asset value of the Portfolio after an order is placed.

The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Fund will redeem all full and fractional shares of the Portfolios for cash. The price of redeemed shares is based on the next calculation of net asset value after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the net asset value of such shares at such time.

HOW SHARES ARE PRICED

When an Insurance Company purchases shares, the Insurance Company pays the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Portfolio calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. If events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, those securities may be valued at their fair value. Securities held by the Money Reserve Portfolio with a remaining maturity of 60 days or less are generally valued on an amortized cost basis.

A-16	MERRILL LYNCH SERIES FUND, INC.

[ICON] Your Account

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Portfolio shares as they are paid.

Under this method of valuation, a security is initially valued at cost on the date of purchase, and then the Money Reserve Portfolio amortizes the value of the security at a constant rate until the maturity of the security, regardless of the impact of fluctuating interest rates on the market value of the security. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Portfolio may trade on weekends or other days when a Portfolio does not price its shares. As a result, the Portfolio’s net asset value may change on days when an Insurance Company will not be able to purchase or redeem the Portfolio’s shares. The Money Reserve Portfolio will seek to maintain a net asset value of $1.00 per share.

DIVIDENDS AND TAXES

The Money Reserve Portfolio declares dividends daily and reinvests dividends monthly in additional full and fractional shares of the Portfolio. The Intermediate Government Bond, High Yield and Core Bond Strategy Portfolios declare dividends monthly and reinvest dividends monthly in additional shares of those Portfolios. The Natural Resources, Global Allocation Strategy, Large Cap Core Strategy, Fundamental Growth Strategy and Balanced Capital Strategy Portfolios declare dividends at least semi-annually and reinvest dividends at least semi-annually in additional shares of the respective Portfolios.

Dividends paid by a Portfolio may be included in an Insurance Company’s gross income. The tax treatment of these dividends depends on the Insurance Company’s tax status. A description of an Insurance Company’s tax status is contained in the prospectus for the Policy.

MERRILL LYNCH SERIES FUND, INC.	A-17

Management of the Portfolio [ICON]

MERRILL LYNCH INVESTMENT MANAGERS

Merrill Lynch Investment Managers, the Fund’s Investment Adviser, manages the Fund’s investments and its business operations under the overall supervision of the Fund’s Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”), an affiliate, under which the Investment Adviser may pay a fee for services it receives. For the fiscal year ended December 31, 2002, the Investment Adviser received a management fee from certain Portfolios representing 0.33% of the Portfolio’s average daily net assets.

Pursuant to an amended Reimbursement Agreement among Monarch, the Investment Adviser and Merrill Lynch Life Agency, Inc. (“MLLA”), Monarch reimburses the expenses of each Portfolio which exceed 0.50% of its average daily net assets. For the fiscal year ended December 31, 2002, Monarch reimbursed a total of $31,849 in expenses, 28,849 of which were attributed to the Natural Resources Portfolio and $3,000 of which were attrubuted to the Global Allocation Strategy Portfolio.

Merrill Lynch Investment Managers was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. MLAM U.K. was organized as an investment adviser in 1986 and acts as sub-adviser to more than 50 registered investment companies. Merrill Lynch Investment Managers and its affiliates had approximately $442 billion in investment company and other portfolio assets under management as of March 2003.

ADDITIONAL INFORMATION

Investment Adviser — Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, has been selected as the investment adviser of the Fund.

Independent Auditors — Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540, audits the financial statements of the Fund on behalf of the shareholders.

A-18	MERRILL LYNCH SERIES FUND, INC.

Accounting Services Provider — State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

Custodian — The Bank of New York, 100 Church Street, New York, New York, acts as Custodian of the Fund’s assets.

Transfer and Dividend Disbursing Agent — Financial Data Services, Inc. (“FDS”), which is a wholly owned subsidiary of Merrill Lynch & Co., Inc., acts as the Fund’s Transfer Agent and is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. FDS will receive an annual fee of $5,000 per Portfolio and will be entitled to reimbursement of out-of-pocket expenses.

Legal Counsel — Clifford Chance US LLP, New York, New York, is counsel for the Fund.

MERRILL LYNCH SERIES FUND, INC.	A-19

For More Information [ICON]

Shareholder Reports

Additional information about the investments of each Portfolio is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. You may obtain these reports at no cost by calling (609) 282-2800.

Statement of Additional Information

The Fund’s Statement of Additional Information contains further information about each Portfolio and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Merrill Lynch Series Fund, Inc. P.O. Box 9011, Princeton, New Jersey 08543-9011 or by calling (609) 282-2800.

Contact the Fund at the telephone number or address indicated above if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Call 202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act file no. 811-3091 Code #19057-0503

[LOGO] Merrill Lynch Investment Managers

Prospectus

May 1, 2003

Merrill Lynch Series Fund, Inc.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.mlim.ml.com

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Series Fund, Inc. P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

Merrill Lynch Series Fund, Inc. (the “Fund”) is an open-end management investment company which has a wide range of investment objectives among its nine separate Portfolios: Balanced Capital Strategy Portfolio, Core Bond Strategy Portfolio, Fundamental Growth Strategy Portfolio, Global Allocation Strategy Portfolio, High Yield Portfolio, Intermediate Government Bond Portfolio, Large Cap Core Strategy Portfolio, Money Reserve Portfolio and Natural Resources Portfolio. Each Portfolio is in effect a separate fund issuing its own shares.

The shares of the Portfolios are sold only to separate accounts of the Merrill Lynch Insurance Companies, as defined below, and Monarch Life Insurance Company’s Variable Account A (collectively, the “Accounts”) to fund benefits under variable life insurance policies (the “Policies”) issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York, indirect wholly owned subsidiaries of Merrill Lynch & Co., Inc. (collectively, the “Merrill Lynch Insurance Companies”), and Monarch Life Insurance Company (“Monarch” and, together with the Merrill Lynch Insurance Companies, the “Insurance Companies”). The investment adviser of the Fund, Merrill Lynch Investment Managers, L.P. (the “Investment Adviser”), is also a wholly owned subsidiary of Merrill Lynch & Co., Inc. The Accounts invest in shares of the Fund in accordance with allocation instructions received from Policyowners. Such allocation rights are further described in the accompanying Prospectus for the Policies. The Insurance Companies redeem shares to the extent necessary to provide benefits under the Policies.

This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund (the “Prospectus”) dated May 1, 2003 which has been filed with the Securities and Exchange Commission (the “SEC”) and can be obtained, without charge, by calling (800) MER-FUND or by writing the Fund at the above address. Copies of the Prospectus can be obtained by calling or by writing to the Fund at the above address. The Prospectus is incorporated by reference into the Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2002 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

Merrill Lynch Investment Managers — Investment Adviser FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is May 1, 2003.

MATURITY OF FIXED INCOME INVESTMENTS

Certain Portfolios that invest in fixed income securities have limits on the maturity of each fixed income investment or on the average maturity of the portfolio. For purposes of applying these limits, each Portfolio will consider a fixed income security’s maturity to be its stated maturity (the date the issuer is scheduled to make its final payment of principal), except that

•	for a security with an unconditional put entitling a Portfolio to receive the security’s approximate amortized cost, the maturity will be considered to be the next put date;

•	for mortgage-backed and other amortizing securities, the maturity will be considered to be the average life remaining (the length of time it is expected to take to retire half of the remaining principal through amortizing payments) based on prepayment assumptions that the Investment Adviser believes to be reasonable;
•	for a variable or floating rate investment grade security that the Investment Adviser believes will have a market value approximating amortized cost on the next interest reset date, the maturity will be considered to be the next reset date; and
•	for a Portfolio that operates under SEC rules that specifically define the maturity of a security, the maturity of a security will be the maturity determined in a manner consistent with the SEC rules.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of the assets of the Portfolios and their activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Portfolio affected (which for this purpose and under the Investment Company Act of 1940, as amended (the “Investment Company Act”), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the affected Portfolio are represented or (ii) more than 50% of the outstanding shares of the affected Portfolio). The non-fundamental policies set forth below may be changed by vote of a majority of the Fund’s Board of Directors at any time.

Restrictions Applicable to Each Portfolio (Except the Money Reserve Portfolio)

Each Portfolio (except the Money Reserve Portfolio) has adopted investment restrictions numbered 1 through 9 as fundamental policies. Each Portfolio (except the Money Reserve Portfolio) may not:

(1) Except with respect to the Natural Resources, Balanced Capital Strategy and Global Allocation Strategy Portfolios, make any investment inconsistent with the Portfolio’s classification as a diversified company under the Investment Company Act.

(2) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

(3) Make investments for the purpose of exercising control or management.

(4) Purchase or sell real estate, except that a Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(5) Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(6) Make loans to other persons, except that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that a Portfolio may lend its portfolio securities,

2

provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time.

(7) Borrow money, except that (i) a Portfolio may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Portfolio may borrow up to an additional 5% of its assets for temporary purposes, (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Portfolio may purchase securities on margin to the extent permitted by applicable law. A Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by a Portfolio’s investment policies as set forth in the Prospectus and the Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(8) Issue senior securities to the extent such issuance would violate applicable law.

(9) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

Each Portfolio (except the Money Reserve Portfolio) has adopted investment restrictions numbered (a) through (f) as non-fundamental policies. Under the non-fundamental investment restrictions, each Portfolio (except the Money Reserve Portfolio) may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

(b) Make short sales of securities or maintain a short position, except that the Balanced Capital Strategy and Core Bond Strategy Portfolio may make short sales of securities, the Global Allocation Strategy and Natural Resources Portfolios may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts, and the Global Allocation Strategy Portfolio may make short sales “against the box”, including short sales that are covered by securities immediately convertible or exchangeable into the security that is being sold short.

(c) Purchase any securities on margin, except that a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and the Balanced Capital Strategy, Natural Resources and Global Allocation Strategy Portfolios may purchase securities on margin to the extent permitted by applicable law.

(d) Except with respect to the Large Cap Core Strategy Portfolio, the High Yield Portfolio, the Natural Resources Portfolio, the Global Allocation Strategy Portfolio and the Balanced Capital Strategy Portfolio, invest in equity securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value at the time of the investment, would be invested in such securities; provided, however, that up to 25% of the total assets of such Portfolio may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange. For Fundamental Growth Strategy Portfolio, the restriction on foreign securities does not include ADRs. (As a matter of operating policy, however the Balanced Capital Strategy Portfolio will not invest in the securities of foreign issuers if at the time of acquisition, more than 25% of its total assets would be invested in such securities.) Consistent with the general policy of the SEC, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer’s securities are principally traded, or (iii) a country in which the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.

(e) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the “bunching” of orders for the sale or purchase of portfolio securities with the other Portfolios or with individually managed accounts advised or sponsored by the Investment Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

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(f) Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the Investment Adviser or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     In addition, (i) the Core Bond Strategy Portfolio has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) (“Net Assets”) in fixed income securities of any kind, (ii) the High Yield Portfolio has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in fixed income securities, including convertible debt securities and preferred stocks, that are rated Baa/BBB or lower by a recognized rating agency or in unrated securities of equivalent credit quality, (iii) the Intermediate Government Bond Portfolio has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or U.S. government agencies or government-sponsored enterprises, (iv) the Large Cap Core Strategy Portfolio has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in equity securities, at the time of purchase, included in the Russell 1000® Index, and (v) the Natural Resources Portfolio has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its Net Assets in equity securities of companies with substantial natural resource assets and in natural resource-related derivatives. The Fund will provide the shareholders of any such Portfolio with at least 60 days prior written notice of any change in the relevant Portfolio’s non-fundamental policy described in the preceding sentence.

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     For purposes of investment restriction (2) above, industry means any one or more of the industry subclassifications used by one or more widely recognized market indices or rating group indices.

Restrictions Applicable to the Money Reserve Portfolio

The Money Reserve Portfolio has adopted investment restrictions numbered 1 through 9 as fundamental policies. The Money Reserve Portfolio may not:

(1) Make any investment inconsistent with the Portfolio’s classification as a diversified company under the Investment Company Act.

(2) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities; and instruments issued by domestic banks; and for purposes of this restriction, issuers of asset-backed and mortgaged-backed securities will not be considered to be in an industry).

(3) Make investments for the purpose of exercising control or management.

(4) Underwrite securities of other issuers except insofar as the Money Reserve Portfolio technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Money Reserve Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(6) Borrow money, except that (i) the Money Reserve Portfolio may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed, (ii) the Money Reserve Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Money Reserve Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Money Reserve Portfolio may purchase securities on margin to the extent permitted by applicable law. These borrowing provisions shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Money Reserve Portfolio may not pledge its assets other than to secure such borrowing or to the extent permitted by the Money Reserve Portfolio’s investment policies as set forth in the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

4

(7) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instrument shall not be deemed to be the making of a loan, and except further that the Money Reserve Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time.

(8) Issue senior securities to the extent such issuance would violate applicable law.

(9) Purchase or sell commodities or contracts on commodities, except to the extent that the Money Reserve Portfolio may do so in accordance with applicable law and the Fund’s Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     For purposes of investment restriction (2) above, industry means any one or more of the industry subclassifications used by one or more widely recognized market indices or rating group indices.

Special Considerations with Respect to the Natural Resources Portfolio

In determining compliance by the Natural Resources Portfolio with its policy on investing in the securities of issuers primarily engaged in the same industry, management will rely on the industrial classifications contained in the Standard & Poor’s Register of Corporations, Directors and Executives.

PORTFOLIO STRATEGIES

Non-Diversified Status. The Global Allocation Strategy, Balanced Capital Strategy and Natural Resources Portfolios are classified as non-diversified within the meaning of the Investment Company Act, which means that each such Portfolio is not limited by the Act with respect to the proportion of its assets that it may invest in securities of a single issuer. To the extent that each such Portfolio assumes large positions in the securities of a small number of issuers, the Portfolio’s net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Portfolio may be more susceptible to any single economic or regulatory occurrence than a diversified company.

Convertible Securities. Convertible securities entitle the holder to receive interest paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying

5

equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.

     Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security will be governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Gold-Related Companies and Securities. Under certain circumstances, the Natural Resources Portfolio has reserved the right to invest a majority of its assets in gold-related companies or securities. Based on historic experience, during periods of economic or financial instability, the securities of such companies may be subject to extreme price fluctuations, reflecting the high volatility of gold prices during such periods. In addition, the instability of gold prices may result in volatile earnings of gold-related companies which, in turn, may affect adversely the financial condition of such companies. Gold mining companies also are subject to the risks generally associated with mining operations.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, the People’s Republic of China, the Philippines and Australia. Sales of gold by Russia and China are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, social and political developments within South Africa may affect significantly South African gold production.

See “Portfolio Strategies — Foreign Securities” for special considerations in investments in foreign securities.

The Portfolio should be considered a long-term investment and a vehicle for diversification, and not as a balanced investment program. The Portfolio may not be appropriate as the exclusive investment to fund a Policy for all Policyowners.

The Natural Resources Portfolio may seek to hedge against adverse currency fluctuations of its non-dollar denominated securities and other assets and liabilities by engaging in currency transactions, such as currency swaps and purchasing and selling options on currencies. The Portfolio is also authorized to purchase and to write (i.e., sell) call and put options on securities held in its portfolio, securities indicies whose performance is substantially correlated with securities held in its portfolio, or on securities it intends to purchase and to purchase

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put options on securities held in its portfolio, and may also invest in futures and in securities the potential return of which is based on the change in particular measurements of value or rate (i.e., indexed and inverse securities). See “Transactions in Options, Futures and Currency.”

     The Fund and FAM Distributors, Inc., the distributor of the Fund’s shares, reserve the right to suspend the sale of shares of the Natural Resources Portfolio in response to conditions in the securities markets or otherwise.

Precious Metal-Related Securities. The Global Allocation Strategy Portfolio may invest in the equity securities of companies that explore for, extract, process or deal in precious metals, i.e., gold, silver and platinum, and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies which, in turn, may affect adversely the financial condition of such companies.

The Global Allocation Strategy Portfolio may also invest in debt securities, preferred stock or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some precious metals such as gold bullion. These securities are referred to herein as “asset-based securities.” While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which the Portfolio may invest may bear interest or pay preferred dividends at below market (or even at relatively nominal rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because the Portfolio presently does not intend to invest directly in natural resource assets, the Portfolio would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Real Estate Related Securities. Although the Global Allocation Strategy Portfolio does not invest directly in real estate, it may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters, limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if the Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).

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Real Estate Investment Trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to changes in the Code, including changes involving their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies, REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P Index of 500 Common Stocks. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Warrants. Buying a warrant does not make a Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investments in warrants may be more speculative than other equity-based investments.

Securities Lending. Each Portfolio may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, each Portfolio receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Portfolio maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. Each Portfolio receives the income on the loaned securities. Where each Portfolio receives securities as collateral, each Portfolio receives a fee for its loans from the borrower and does not receive the income on the collateral. Where each Portfolio receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, each Portfolio’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. Each Portfolio is obligated to return the collateral to the borrower at the termination of the loan. Each Portfolio could suffer a loss in the event each Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, each Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. Each Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Portfolio has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of each Portfolio as lending agent. See “Portfolio Transactions and Brokerage.”

Foreign Securities. No Portfolio, other than the Balanced Capital Strategy Portfolio, High Yield Portfolio, Natural Resources Portfolio, Fundamental Growth Strategy Portfolio and Global Allocation Strategy Portfolio, may invest in equity securities of foreign issuers if at the time of acquisition more than 10% of its total assets,

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taken at market value at the time of the investment, would be invested in such securities; provided, however, that up to 25% of the total assets of such Portfolio, other than the Large Cap Core Strategy Portfolio, Balanced Capital Strategy Portfolio, High Yield Portfolio, Natural Resources Portfolio or Global Allocation Strategy Portfolio, may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange (the “NYSE”). The Money Reserve Portfolio may invest without limitation in U.S. dollar-denominated obligations of foreign issuers. In order for shares of the Portfolios to remain eligible investments for the Accounts, the Fund has undertaken to comply with certain diversification requirements in accordance with state insurance laws. As a matter of operating policy, the Balanced Capital Strategy Portfolio will not invest in the securities of foreign issuers if at the time of acquisition more than 25% of its total assets would be invested in such securities.

     Investments in foreign securities, particularly those of non-governmental issuers, involve considerations and risks which are not ordinarily associated with investing in domestic issuers. These considerations and risks include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. If it should become necessary, the Fund could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. The operating expense ratio of a Portfolio investing in foreign securities can be expected to be higher than that of an investment company investing exclusively in United States securities because the expenses of the Portfolio, such as custodial and brokerage costs, are higher. Transaction costs in foreign securities may be higher. In addition, net investment income received by a Portfolio on a foreign security may be subject to withholding and other taxes imposed by foreign governments, which will reduce the Portfolio’s net investment income. The Investment Adviser will consider these and other factors before investing in foreign securities, and will not make such investments unless, in its opinion, such investments will meet the standards and objectives of a particular Portfolio. As a matter of operating policy, no Portfolio which may invest in foreign securities (other than the Natural Resources Portfolio, Fundamental Growth Strategy Portfolio, Large Cap Core Strategy Portfolio and Global Allocation Strategy Portfolio) may concentrate its investments in any particular foreign country, and each such Portfolio (other than the Balanced Capital Strategy Portfolio, Large Cap Core Strategy Portfolio, Natural Resources Portfolio and Global Allocation Strategy Portfolio) will purchase only securities issued in U.S. dollar denominations. A Portfolio’s return on investments in non-U.S. dollar denominated securities may be reduced or enhanced as a result of changes in foreign currency rates during the period in which the Portfolio holds such investments.

Investment in Eurodollar and Yankeedollar Obligations. As is discussed in the Prospectus, the Money Reserve Portfolio may invest in U.S. dollar-denominated obligations issued by foreign banks or branches or subsidiaries of U.S. or foreign banks (“Eurodollar” obligations) or U.S. branches or subsidiaries of foreign banks (“Yankeedollar” obligations). Investment in Eurodollar and Yankeedollar obligations may involve different risks from the risks of investing in obligations of U.S. banks. See “Other Portfolio Strategies-Foreign Securities” in the Prospectus. Such risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally the issuers of such obligations are subject to fewer U.S. regulatory requirements than are applicable to U.S. banks. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank than about a U.S. bank, and such branches or subsidiaries may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of Eurodollar obligations may be held outside of the United States, and the Money Reserve Portfolio may be subject to the risks associated with the holding of such property overseas. Eurodollar obligations of the Money Reserve Portfolio held overseas will be held by foreign branches of the Custodian for the Money Reserve Portfolio or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

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The Investment Adviser will consider the above factors in making investments in Eurodollar and Yankeedollar obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Money Reserve Portfolio will limit its Eurodollar and Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other industrialized nations.

Mortgage-Backed Securities. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that the Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than do short-term securities, maturity extension risk could increase the inherent volatility of the Portfolio.

Liquidity. In order to assure that each Portfolio has sufficient liquidity, as a matter of operating policy, no Portfolio may invest more than 15% of its net assets in securities for which market disposition is not readily available. Market disposition may not be readily available for repurchase agreements maturing in more than seven days and for securities having restrictions on resale.

While no Portfolio may purchase illiquid securities in an amount exceeding 15% of its net assets, each Portfolio may purchase without regard to that limitation securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), but that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act, provided that the Fund’s Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

Restricted Securities. From time to time, each Portfolio may invest up to 15% of its net assets in securities the disposition of which is subject to legal restrictions, such as restrictions imposed by the Securities Act on the resale of securities acquired in private placements. If registration of such securities under the Securities Act is required, such registration may not be readily accomplished, and if such securities may be resold without registration, such resale may be permissible only in limited quantities. In either event, the Portfolio may not be able to sell its restricted securities at a time which, in the judgment of the Investment Adviser, would be most opportune.

Investments in high yield debt instruments, including high yield bonds, corporate loans or other privately placed securities, may result in a Portfolio receiving material nonpublic information (“inside information”) concerning the borrower or issuer. Receipt of inside information concerning a borrower or issuer may, under certain circumstances, prohibit the Portfolio or other funds or accounts managed by the same portfolio managers, from trading in the public securities of the borrower or issuer. Conversely, the portfolio managers for the Portfolio may, under certain circumstances, decline to receive inside information made available by the borrower or issuer in order to allow the Portfolio, or other funds or accounts managed by the same portfolio managers, to continue to trade in the public securities of such borrower or issuer.

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     Forward Commitments. Portfolios may purchase U.S. Government securities and corporate bonds on a forward commitment basis at fixed purchase terms with periods of up to 45 days or, in the case of the Money Reserve Portfolio, 180 days between the commitment and settlement dates. The purchase will be recorded on the date a Portfolio enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Portfolio’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A separate account of the Portfolio will be established with The Bank of New York, Custodian of the Fund, consisting of cash or liquid securities having a market value at all times until the delivery date at least equal to the amount of the forward commitment. Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. There can, of course, be no assurance that the judgments upon which these techniques are based will be accurate or that such techniques when applied will be effective. The Portfolios will enter into forward commitment arrangements only with respect to securities in which they may otherwise invest as described under “Investment Objectives and Policies of the Portfolios” in the Prospectus.

     When-Issued and Delayed-Delivery Securities and Forward Commitments. Securities may be purchased on a when-issued basis or forward commitment basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a Portfolio at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. A Portfolio will establish a segregated account in connection with such transactions in which the Portfolio will deposit liquid securities with a value at least equal to the Portfolio’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio’s exposure to loss.

     U.S. Government securities, agency securities and corporate debt obligations may be purchased on a forward commitment basis at fixed purchase terms with periods of up to 180 days between the commitment and settlement dates. The purchase will be recorded on the date a Portfolio enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Portfolio’s net asset value. Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. There can, of course, be no assurance that the judgments upon which these techniques are based will be accurate or that such techniques when applied will be effective. A Portfolio will enter into forward commitment arrangements only with respect to securities in which it may otherwise invest pursuant to its investment objectives and policies.

Standby Commitment Agreements. The High Yield Portfolio and the Global Allocation Strategy Portfolio may, from time to time, enter into standby commitment agreements. These agreements commit the Portfolio, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security is fixed at the time of commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Portfolio has committed to purchase. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Portfolio. The Portfolio will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of the portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 10% of its net assets taken at the time of commitment or security. The Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

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The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Portfolio’s net asset value. If the security is issued, the cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Standard & Poor’s Depositary Receipts, DIAMONDS, etc. The Large Cap Core Strategy Portfolio, the Global Allocation Strategy Portfolio, the Natural Resources Portfolio and the Balanced Capital Strategy Portfolio may invest in Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the “Exchange”) which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component stocks of the Standard & Poor’s 500 Stock Index (the “S&P 500 Index”). SPDRs are listed on the Exchange and traded in the secondary market on a per-SPDR basis.

These Portfolios also may invest in DIAMONDS. DIAMONDS are units of beneficial interest in an investment trust representing proportionate undivided interests in a portfolio of securities consisting of all the component common stocks of the Dow Jones Industrial Average (the “DJIA”). DIAMONDS are listed on the Exchange and may be traded in the secondary market on a per-DIAMONDS basis.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. DIAMONDS are designed to provide investors with investment results that generally correspond to the price and yield performance of the component common stocks of the DJIA. The value of both SPDRs and DIAMONDS are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs and DIAMONDS involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs and/or DIAMONDS invested in by a Portfolio. Moreover, a Portfolio’s investment in SPDRs and/or DIAMONDS may not exactly match the performance of a direct investment in the component common stocks of the S&P 500 Index or the DJIA. Additionally, the respective investment trusts may not fully replicate the performance of their respective benchmark indices due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances, such as discrepancies between each of the investment trusts and the indices with respect to the weighting of securities or the number of, for example, larger capitalized stocks held by an index and each of the investment trusts.

These Portfolios also may invest in units of other investment trusts each of which represents an interest in a portfolio of securities consisting of all or substantially all of the securities of another well known index.

Derivative Instruments

Certain Portfolios of the Fund are authorized to use derivative instruments, including indexed and inverse securities, options, futures, options on futures and swaps, and to purchase and sell foreign exchange contracts, as described below. Such instruments are referred to collectively herein as “Strategic Instruments.”

Indexed and Inverse Securities. Each Portfolio may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an “index”). As an illustration, a Portfolio may invest in a debt security that pays interest and returns principal based on the change in the value of an interest rate index (such as the prime rate or federal funds rate), a securities index (such as the S&P 500 Index or a more narrowly-focused index such as the AMEX Oil & Gas Index) or a basket of securities, or based on the relative changes of two indices. In addition, the Natural Resources Portfolio, Global Allocation Strategy Portfolio and Balanced Capital Strategy Portfolio may invest in securities the potential return of which is based inversely on the change in an index. For example, these Portfolios may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices.

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Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Fund believes that indexed and inverse securities may provide portfolio management flexibility that permits Portfolios to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

Swaps. The Core Bond Strategy, Intermediate Government Bond, Global Allocation and High Yield Portfolios may enter into swap agreements, including interest rate and index swap agreements, for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Each Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Each Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Portfolio’s portfolio. No Portfolio will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s assets.

Each Portfolio may also enter into credit default swap agreements. The “buyer” in a credit default contract typically is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Portfolio may either be the buyer or the seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation. Credit default swaps involve more risk than if the Portfolio had invested in the reference obligation directly.

     Whether each Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments, Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit a Portfolio’s ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect each Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Credit Default Swap Agreements — A Portfolio may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the

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reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

     Credit default swaps involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A Portfolio will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Portfolio. When a Portfolio acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Options on Securities and Securities Indices

Purchasing Options. Each of the Portfolios (except the Money Reserve Portfolio) is authorized to purchase put options on securities held in its portfolio or securities indices that are correlated with securities held in its portfolio. When a Portfolio purchases a put option, in consideration for an upfront payment (the “option premium”) the Portfolio acquires a right to sell to another party specified securities owned by the Portfolio at a specified price (the “exercise price”) on or before a specified date (the “expiration date”), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Portfolio’s risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option’s expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Portfolio will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized with the purchase of the put.

Each of the Portfolios (except the Money Reserve Portfolio) also is authorized to purchase call options on securities it intends to purchase or securities indices the performance of which are substantially correlated with the performance of the types of securities it intends to purchase. When a Portfolio purchases a call option, in consideration for the option premium the Portfolio acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Portfolio from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Portfolio is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive, in the case of an option on an index (an “anticipatory hedge”). In the event the Portfolio determines not to purchase a security underlying a call option, however, the Portfolio may lose the entire option premium.

Each of the Portfolios (except the Money Reserve Portfolio) also is authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

Writing Options. Each of the Portfolios (except the Money Reserve Portfolio) also is authorized to write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When a Portfolio writes a call option, in return for an option premium, the

14

Portfolio gives another party the right to buy specified securities owned by the Portfolio at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. The Portfolio may write call options to earn income, through the receipt of option premiums. In the event the party to which the Portfolio has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Portfolio will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Portfolio limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

     Each of the Portfolios (except the Money Reserve Portfolio) also is authorized to write put options on securities or securities indices. When a Portfolio writes a put option, in return for an option premium the Portfolio gives another party the right to sell to the Portfolio a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Portfolio may write put options to earn income, through the receipt of option premiums. In the event the party to which the Portfolio has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Portfolio will profit by the amount of the option premium. By writing a put option, however, the Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Portfolio writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Portfolio for writing the put option. The Portfolio will write a put option on a security or a securities index only if the Portfolio would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options-for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a “spread”).

Each of these Portfolios also is authorized to sell call or put options in connection with closing out call or put options it has previously purchased.

Other than with respect to closing transactions, a Portfolio will only write call or put options that are “covered.” A call or put option will be considered covered if the Portfolio has segregated assets with respect to such option in the manner described in “Risk Factors in Options, Futures and Currency Instruments” below. A call option will also be considered covered if a Portfolio owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

Types of Options. A Portfolio may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments” below.

Futures

Each of the Portfolios (except the Money Reserve Portfolio) may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the

15

Portfolio is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

     The sale of a futures contract limits a Portfolio’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or the Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.

In order to comply with current applicable regulations of the Commodity Futures Trading Commission (“CFTC”) pursuant to which the Fund avoids being deemed a “commodity pool operator”, each Portfolio is limited in its futures trading activities to positions which constitute “bona fide hedging” positions within the meaning and intent of applicable CFTC rules, or to non-hedging positions for which the aggregate initial margin and premiums will not exceed 5% of the liquidation value of such Portfolio’s assets.

Foreign Exchange Transactions

The Natural Resources Portfolio, Global Allocation Strategy Portfolio, Fundamental Growth Strategy Portfolio, Large Cap Core Strategy Portfolio and Balanced Capital Strategy Portfolio may each engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Portfolio will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.

The Portfolios authorized to engage in Currency Instrument transactions may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency, futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above.

The Portfolios authorized to engage in Currency Instrument transactions may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options in securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See “Options on Securities and Securities Indices — Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments” below.

16

No Portfolio will speculate in Currency Instruments. Accordingly, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Portfolio will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Risk Factors in Hedging Foreign Currency Risks. While a Portfolio’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements which do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available (such as certain developing markets) and it is not possible to engage in effective foreign currency hedging.

Risk Factors in Options, Futures and Currency Instruments

Use of strategic instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

Each Portfolio intends to enter into transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.

Certain transactions in Strategic Instruments (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose a Portfolio to potential losses which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Portfolio’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Securities and Exchange Commission). Such segregation will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments

Certain Strategic Instruments traded in OTC markets, including indexed securities and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Portfolio to ascertain a market value for such instruments. A Portfolio will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which

17

the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Each Portfolio has therefore adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio’s existing OTC options on futures contracts exceed 15% of the net assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund’s shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty, the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions which have substantial capital or which have provided the Portfolio with a third-party guaranty or other credit enhancement.

Additional Limitations on the Use of Strategic Instruments

No Portfolio may use any Strategic Instrument to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly, except that the Natural Resources Portfolio may acquire securities indexed to a precious metal or other natural resource index.

MANAGEMENT OF THE FUND

Directors and Officers

     The Directors of the Fund consist of five individuals, four of whom are not “interested persons” of the Fund as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     Each non-interested Director is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund, (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board take

18

appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of the Fund has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by shareholders. The Committee has retained independent legal counsel to assist them in connection with these duties. The Committee met four times during the fiscal year ended December 31, 2002.

     Biographical Information. Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Fund Asset Management, L.P. (“FAM”) (“MLIM/FAM-advised Funds”), and other public directorships.

Name, Address* and Age of Directors	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
DONALD W. BURTON (59)	Director	Director since 2002	General Partner of The Burton Partnership, Limited Partnership (an Investment Partnership) since 1979; Managing General Partner of the South Atlantic Venture Funds since 1983; Member of the Investment Advisory Committee of the Florida State Board of Administration since 2001.	23 registered investment companies consisting of 35 portfolios	ITC DeltaCom, Inc. (telecommunications); ITC Holding
Company, Inc. (telecommunications); Knology, Inc. (telecommunications); MainBancorp, N.A. (bank holding company); PriCare, Inc. (health care); Symbion, Inc. (health care)

M. COLYER CRUM (70)	Director	Director since 1978	James R. Williston Professor of Investment Management Emeritus, Harvard Business School since 1996; James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996; Director of Cambridge Bancorp.	23 registered investment companies consisting of 35 portfolios	Cambridge Bancorp

LAURIE SIMON HODRICK (40)	Director	Director since 1999	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998.	23 registered investment companies consisting of 35 portfolios	None

19

Name, Address* and Age of Directors	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
FRED G. WEISS (61)	Director	Director since 1999

Managing Director of FGW Associates since 1977; Vice President, Planning Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of Watson Pharmaceutical, Inc. (a pharmaceutical company) since 2000; Director of BTG International PLC (a global technology commercialization company) since 2001; Director of the Michael J. Fox Foundation for Parkinson’s Research.

				23 registered investment companies consisting of 34 portfolios	Watson Pharaceutical Inc. (a pharmaceutical company), BTG International PLC (a global technology commercialization company)

*	The address of each Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statue, or until December 31 of the year in which he or she turns 72.

Certain biographical and other information relating to the Director who is an officer and an “interested person” of the Fund as defined in the Investment Company Act (the “interested Director”) and to the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised Funds and public directorships held.

Name, Address* and Age	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
TERRY K. GLENN*(62)	Director and President	Director since 1999, ** President since 1999****

President and Chairman of the MLIM/FAM-Advised Funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2002; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.

				117 registered investment companies consisting of 161 portfolios	None

*	The address for each officer listed is .PO. Box 9091, Princeton, New Jersey, 08543-9091.
**	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Service and Princeton Administrators, L.P.
***	Elected by and serves at the pleasure of the Board of Directors of the Fund.
****	As a Director, Mr. Glenn serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he turns 72.

20

Officers of the Fund. The Board of Directors has elected 16 officers of the Fund. The following sets forth information concerning each of these officers.

Name, Address* and Age of Officers	Position(s) Held with the Fund and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
DONALD C. BURKE (42)	Vice President since 1993 and Treasurer since 1999	First Vice President of the Investment Adviser and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of the Investment Adviser and FAM from 1990 to 1997; Director of Taxation of the Investment Adviser since 1990.	116 registered investment companies consisting of 160 portfolios	None

JOHN BURGER (40)	Vice President and Co-Portfolio Manager and Vice President and Co- Portfolio Manager since 2003**

Director (Global Fixed Income) of MLIM since 1998; Vice President of MLIM from 1993 to 1998. Mr. Burger joined Merrill Lynch in 1986 and has been with MLIM since 1992. He has 15 years of experience as a multi-sector portfolio manager with a core expertise in credit investing and 10 years of experience investing in the investment grade, emerging market and high yield corporate debt areas.

			1 registered investment company consisting of 1 portfolio	None

ROBERT C. DOLL, JR. (48)	Senior Vice President since 2000, Portfolio Manager since 2001	President of the Investment Adviser and FAM since 2001, Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; Director of Princeton Services since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	51 registered investment companies consisting of 71 portfolios	None

LAWRENCE R. FULLER (62)	Senior Vice President since 1993, Portfolio Manager since 2002	First Vice President of the Investment Adviser since 1992.	3 registered investment companies consisting of 7 portfolios	None

PATRICK MALDARI (41)	Portfolio Manager since 2002	Managing Director of Americas Fixed Income for MLIM since 2000; Director of Fixed-Income Institutional Business from 1997 to 2000.	5 registered investment companies consisting of 8 portfolios	None

KEVIN J. MCKENNA (46)	Senior Vice President since 1993

Co-Head of MLIM Fixed Income- Americas since 2000; First Vice President and Head of Taxable Money Fund Group of the Investment Adviser from 1997 to 2000; Vice President of the Investment Adviser from 1985 to 1997.

			4 registered investment companies consisting of 4 portfolios	None

21

Name, Address* and Age	Position(s) Held with the Fund and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
ROBERT F. MURRAY (45)	Vice President since 1998, Portfolio Manager since 1998	Vice President of the Investment Adviser since 1993.	2 registered investment companies consisting of 2 portfolios	None

THOMAS MUSMANNO (33)	Vice President and Co-Portfolio Manager and Vice President and Co- Portfolio Manager since 2003**	Vice President of MLIM since 1997; Derivatives and Structured Products Specialist with the Investment Adviser from 2000 to 2002; Portfolio Manager with the Investment Adviser from 1996.	3 registered investment companies consisting of 3 portfolios	None

JAMES PAGANO (40)	Portfolio Manager since 2002	Senior Fixed Income Analyst since 1998; Risk Manager from 1997 to 1998.	5 registered investment companies consisting of 8 portfolios	None

JACQUELINE ROGERS (45)	Senior Vice President since 1993, Portfolio Manager since 1992	Vice President of the Investment Adviser since 1986.	2 registered investment companies consisting of 3 portfolios	None

KURT SCHANSINGER (42)	Senior Vice President since 2001, Portfolio Manager since 2001

First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser from January 1996 to 1997. Prior to joining the Investment Adviser, Mr. Schansinger spent 12 years with Oppenheimer Capital, where he rose to Senior Vice President.

			2 registered investment companies consisting of 3 portfolios	None
ROBERT M. SHEARER (47)	Senior Vice President since 1998, Portfolio Manager since 1997	First Vice President of the Investment Adviser since 1998; Vice President of the Investment Adviser from 1997 to 1998; Vice President and Assistant Portfolio Manager at David L. Babson and Company, Incorporated from 1996 to 1997; Vice President/Selection Manager at Concert Capital Management from 1993 to 1996.	2 registered investment companies consisting of 5 portfolios	None

DENNIS W. STATTMAN (51)	Senior Vice President since 2001, Portfolio Manager since 2001	First Vice President of the Investment Adviser since 1997; Vice President of the Investment Adviser from 1989 to 1997.	1 registered investment company consisting of 3 portfolios	None

22

Name, Address* and Age	Position(s) Held with the Fund and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
FRANK VIOLA (37)	Vice President and Portfolio Manager and Vice President since 2002	Managing Director and Portfolio Manager of MLIM since 1997; Treasurer of Merrill Lynch Bank & Trust from 1996 to 1997 and Vice President of Merrill Lynch Capital Markets from 1993 to 1996	7 registered investment company consisting of 4 portfolios	None

SUSAN B. BAKER (44)	Secretary since 2001	Director (Legal Advisory) of MLIM since 1999; Vice President of MLIM from 1993 to 1999; attorney associated with MLIM since 1987.	38 registered investment companies consisting of 44 portfolios	None

*	The address of each officer is P.O. Box 9091, Princeton, New Jersey 08543-9091.
**	Elected by and serves at the pleasure of the Board of Directors of the Fund.

As of April 9, 2003, all Directors and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. At that date, Mr. Glenn, a Director and officer of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding common stock of ML & Co.

Compensation of Directors

Set forth below is a chart showing the aggregate compensation paid by the Fund to each of its non-interested directors, as well as the total compensation paid to each such director by the Fund and by other investment companies advised by the Investment Adviser or FAM (collectively, the “Fund Complex”) for their services as directors or trustees of such investment companies for the calendar ended December 31, 2002.
Name of Director	Compensation From Fund	Pension or Retirement Benefit Accrued As Part of Fund Expenses	Aggregate Compensation From Fund and Fund Complex(1)
Donald W. Burton	$13,000	None	$189,042
M. Colyer Crum	$19,000	None	$226,583
Laurie Simon Hodrick	$18,000	None	$208,917
J. Thomas Touchton(2)	$12,667	None	$139,375
Fred G. Weiss	$18,000	None	$208,917
(1)	For the number of MLIM/FAM advised funds from which each Director received compensation, see the table beginning on page 19.
(2)	Mr. Touchton retired from the Board of the Fund on December 31, 2002.

Pursuant to the terms of the Investment Advisory Agreement, the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries.

The Fund pays each Director not affiliated with the Investment Adviser (each a “non-interested Director”) an annual fee of $6,000 plus a fee of $1,000 for each Board meeting attended, together with such Director’s actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the “Committee”), which consists of all of the non-interested Directors, with a fee of $2,000 per year plus a fee of $1,000 for each Committee meeting attended. The Chairman of the Audit Committee is paid an additional annual fee of $1,000.

23

Share Ownership. Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2002 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in All Registered Funds Overseen by Director in Merrill Lynch Family of Funds
Interested Director:
Terry K. Glenn	over $100,000	over $100,000
Non-Interested Directors:
Donald W. Burton	$0	$0
M. Colyer Crum	$0	over $100,000
Laurie Simon Hodrick	$0	over $100,000
Fred G. Weiss	$0	over $100,000

As of December 31, 2002, none of the non-interested Directors of the Fund nor any of their immediate family members owned beneficially or of record any securities of Merrill Lynch & Co., Inc. (“ML & Co.”).

     In connection with its consideration of the Investment Advisory Agreement, the Board of Directors of the Fund reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Portfolios by the Investment Adviser under the Investment Advisory Agreement, as well as other services provided by the Investment Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Investment Adviser and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Portfolios. The Board also considered the Investment Adviser’s costs of providing services, and the direct and indirect benefits to the Investment Adviser from its relationship with the Fund. The benefits considered by the Board included not only the Investment Adviser’s compensation for investment advisory services under the Investment Advisory Agreement, but also the Portfolios profitability to the Investment Adviser and the compensation paid to the Investment Adviser or its affiliates for other, non-advisory services provided to the Portfolios. The Directors also considered the Investment Adviser’s access to research services from brokers to which the Investment Adviser may have allocated Portfolio brokerage in a “soft dollar” arrangement. The Board also compared each Portfolio’s advisory fee rate, expense ratios and historical performance to those of comparable funds. Based in part on this comparison, and taking into account the various services provided to the Portfolio by the Investment Adviser and its affiliates, the Board concluded that the investment advisory fee rate was reasonable. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Portfolios to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Portfolios’ assets.

     Based on the information reviewed and the discussions, the Board of Directors of the Company, including a majority of the non-interested Directors, concluded that the investment advisory fee rate was reasonable in relation to the services provided. The non-interested Directors were represented by independent counsel who assisted in their deliberations.

Code of Ethics

The Board of Directors of the Fund has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Fund’s Investment Adviser and Distributor (the “Code”). The Code significantly restricts the personal investing activities of all employees of the Investment Adviser and Distributor and, as described below, imposes additional more onerous restrictions on Fund investment personnel.

INVESTMENT ADVISORY ARRANGEMENTS

The Fund has entered into an Investment Advisory Agreement with the Investment Adviser. The Investment Adviser is a wholly owned subsidiary of ML Group, Inc., a wholly owned subsidiary of Merrill Lynch & Co., Inc. The principal business address of the Investment Adviser is P.O. Box 9011, Princeton, New Jersey 08543-9011.

24

The principal executive officers and directors of the Investment Adviser are Robert C. Doll, President; Lawrence Haber, Chief Financial Officer; Brian Murdock, Chief Operating Officer; Donald C. Burke, First Vice President, Treasurer and Director of Taxation; Andrew J. Donohue, General Counsel; Stephen M.M. Miller, Senior Vice President; and Debra W. Landsman-Yaros, Senior Vice President.

Securities held by any Portfolio may also be held by other funds for which the Investment Adviser or FAM acts as an adviser, or by investment advisory clients of the Investment Adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for any Portfolio or other funds for which the Investment Adviser or FAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Advisory Fee. The Investment Advisory Agreement provides that as compensation for its services to the Fund, the Investment Adviser receives monthly compensation with respect to such Portfolios according to the following schedule:

Aggregate average daily net assets of the nine combined Portfolios	Advisory Fee
Not exceeding $250 million	0.50%
In excess of $250 million but not exceeding $300 million	0.45%
In excess of $300 million but not exceeding $400 million	0.40%
In excess of $400 million but not exceeding $800 million	0.35%
In excess of $800 million	0.30%

These fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates above applicable to portions of the assets of each Portfolio to the extent that the aggregate average daily net assets of the nine combined Portfolios exceed $250 million, $300 million, $400 million and $800 million (each such amount being a “breakpoint level”). The portion of the assets of a Portfolio to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the nine combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The following table shows the investment advisory fees paid to the Investment Adviser with respect to each Portfolio for the last three fiscal years:

	Fees Paid			Fees Waived			Net Fees
	For the Year Ended			For the Year Ended			For the Year Ended
	2002	2001	2000	2002	2001	2000	2002	2001	2000
Balanced Capital Strategy Portfolio	$3,382,487	$3,869,373	$4,444,071	$ 0	$ 0	$ 0	$3,382,487	$3,869,373	$4,444,071
Core Bond Strategy Portfolio	460,848	416,177	373,167	0	0	0	460,848	416,177	373,167
Fundamental Growth Strategy Portfolio	1,128,626	1,531,817	2,123,351	0	0	0	1,128,626	1,531,817	2,123,351
Global Allocation Strategy Portfolio	502,535	578,677	726,634	0	3,000		499,535	—	$227,099
High Yield Portfolio	266,205	277,280	297,673	0	0	0	266,205	277,280	297,673
Intermediate Government Bond Portfolio	755,398	741,705	676,166	0	0	0	755,398	741,705	676,166
Large Cap Core Strategy Portfolio*	819,153	1,010,783	1,343,984	0	0	0	819,153	1,010,783	1,343,984
Money Reserve Portfolio	1,630,673	1,705,959	1,709,775	0	0	0	1,630,673	1,705,959	1,709,775
Natural Resources Portfolio	$ 53,947	$ 60,797	$ 49,786	$28,849	$12,745	$11,447	$ 25,098	$ 37,041	$ 31,204

*	Formerly known as Capital Stock Portfolio.

25

The Agreement will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the respective Portfolios, and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act), of any such party. The Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by the vote of the shareholders of the Fund.

     Payment of Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Portfolios, as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser. Each Portfolio pays all other expenses incurred in its operation, including a portion of the Fund’s general administrative expenses allocated on the basis of the Portfolio’s asset size. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under Federal, state or foreign laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses which will be allocated on the basis of size of the respective Portfolios include directors’ fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (to the extent not paid for by the Distributor), SEC fees, accounting costs and other expenses properly payable by the Fund and allocable on the basis of size of the respective Portfolios. Any litigation costs may be directly applicable to the Portfolios or allocated on the basis of the size of the respective Portfolios. The Board of Directors has determined that this is an appropriate method of allocation of expenses. Certain accounting services are provided for the Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Fund. The Fund will pay a fee for these services. In addition, the Fund will reimburse the Investment Adviser for the cost of certain additional accounting services. Prior to this arrangement between the Fund and State Street, MLIM provided accounting services for the Fund and was reimbursed for these services. For the fiscal year ended December 31, 2002, the amount of such reimbursement was $90,952.

     Accounting Services. The Fund entered into an agreement with State Street effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services. Prior to January 1, 2001, the Investment Adviser provided accounting services to the Fund at its cost in connection with such services. The Fund will continue to reimburse the Investment Adviser for the cost of certain additional accounting services.

DETERMINATION OF NET ASSET VALUE

The net asset value of each Portfolio (other than the Money Reserve Portfolio) is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on the prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. Dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is open on business days other than national holidays and Good Friday. The net asset value per share of a Portfolio (other than the Money Reserve Portfolio) is computed by dividing the sum of the value of the securities plus any cash or other assets (including interest and dividends accrued) held by such Portfolio minus all liabilities (including accrued expenses) by the total number of shares outstanding of that Portfolio at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Investment Adviser, are accrued daily.

In accordance with the SEC rule applicable to the valuation of the portfolio securities of the Money Reserve Portfolio and consistent with its operating policies, the Money Reserve Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of 397 calendar days (or 762 calendar days in the case of U.S. Government securities) or less only, and invest only in securities determined by the directors to be of high quality with minimal credit risks and which meet certain credit standards prescribed by the rule. In addition, the directors have established procedures designed to stabilize, to the extent reasonably possible, the Portfolio’s price per share as computed for the purpose of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated pursuant to the penny rounding method will be reported to the directors by the Investment

26

Adviser. In the event the directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Portfolio will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share by using available market quotations.

If in the view of the Board of Directors of the Fund it is inadvisable to continue the practice of maintaining the net asset value of the Money Reserve Portfolio at $1.00 per share, the Board of Directors of the Fund reserves the right to alter the procedure. The Fund will notify the Accounts of any such alteration.

     Securities held by each Portfolio with a remaining maturity of 60 days or less are valued on an amortized cost basis, unless particular circumstances dictate otherwise. Under this method of valuation, the security is initially valued at cost on the date of purchase (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); and thereafter the Portfolios assume a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit and variable amount master demand note is deemed to be the next coupon date on which the interest rate is to be adjusted. If, due to the impairment of the creditworthiness of the issuer of a security held by a Portfolio or to other factors with respect to such security, the fair value of such security is not fairly reflected through the amortized cost method of valuation, such security will be valued at fair value as determined in good faith by the Board of Directors.

Except with respect to securities held by the Money Reserve Portfolio having a remaining maturity of 60 days or less, securities held by each Portfolio will be valued as follows: Portfolio securities that are traded on stock exchanges or NASDAQ National are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by and under the authority of the Directors as the primary market. Long positions in securities traded in the OTC market, NASDAQ Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions in securities traded in the OTC market are valued at the last available ask price. Securities that are traded both on the OTC market and on a stock exchange are valued according to the broadest and most representative market. When a Portfolio writes an option, the amount of the premium received is recorded on the books as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Futures contracts are valued at settlement price at the close of the applicable exchange. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Board.

Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Portfolio’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Portfolio’s net asset value. If events (e.g. a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Company or by the Investment Adviser using a pricing service, or other procedures approved by the Company’s Board of Directors.

27

PORTFOLIO TRANSACTIONS AND BROKERAGE

If the securities in which a particular Portfolio invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. The cost of executing portfolio securities transactions of each Fund will primarily consist of brokerage commissions or underwriter or dealer spreads.

Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of the Fund’s portfolio securities unless an exemptive order allowing such transactions is obtained from the SEC. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch Government Securities Inc. (“GSI”), Merrill Lynch Money Markets Inc. (“MMI”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), may not serve as dealers in connection with such transactions except pursuant to exemptive orders from the Securities and Exchange Commission, such as the order described below. However, affiliated persons of the Fund may serve as its broker in over-the-counter or other transactions conducted on an agency basis, subject to the Fund’s policy of obtaining best price and execution. The Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member except in accordance with rules and regulations under the Investment Company Act.

     The SEC has issued an exemptive order permitting the Fund to conduct principal transactions with respect to the Money Reserve Portfolio with GSI and MMI in United States Government and government agency securities, and certain other money market securities, subject to a number of conditions, including conditions designed to insure that the prices to the Portfolio available from GSI and MMI are equal to or better than those available from other sources. GSI and MMI have informed the Fund that they will in no way, at any time, attempt to influence or control the activities of the Fund or the Investment Adviser in placing such principal transactions. The exemptive order allows GSI and MMI to receive a dealer spread on any transaction with the Fund no greater than their customary dealer spreads for transactions of the type involved.

     Certain court decisions have raised questions as to whether investment companies should seek to “recapture” brokerage commissions and underwriting and dealer spreads by effecting their purchases and sales through affiliated entities. In order to effect such an arrangement, the Fund would be required to seek an exemption from the Investment Company Act so that it could engage in principal transactions with affiliates. The Board of Directors has considered the possibilities of seeking to recapture spreads for the benefit of the Fund and, after reviewing all factors deemed relevant, has made a determination not to seek such recapture at this time. The Board will reconsider this matter from time to time. The Fund will take such steps as may be necessary to effect recapture, including the filing of applications for exemption under the Investment Company Act, if the Directors should determine that recapture is in the best interests of the Fund or otherwise required by developments in the law. The Investment Adviser has arranged for the Fund’s Custodian to receive on behalf of the Fund any tender offer solicitation fees payable with respect to portfolio securities of the Fund.

     While the Investment Adviser seeks to obtain the most favorable net results in effecting transactions in the Fund’s portfolio securities, dealers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. If, in the judgment of the Investment Adviser, a particular Portfolio or Portfolios will be benefited by such supplemental research services, the Investment Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Investment Adviser may use such supplemental research in providing investment advice to its other investment advisory accounts.

Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers or dealers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the

28

Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based upon brokerage or research services provided to the Investment Adviser and its clients, including the Fund. The Investment Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

     Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might utilize Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Fund to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund and subject to best execution, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund, however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

29

Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:

Fiscal Year Ended December 31,	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch
2002	$2,387,461	$215,721
2001	$4,804,891	$548,574
2000	$4,990743	$671,212

For the fiscal year ended December 31, 2002, the brokerage commissions paid to Merrill Lynch represented 9.04% of the aggregate brokerage commissions paid and involved 7.63% of the Company’s dollar amount of transactions involving payment of commissions.

     The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal years ended December 31, 2002 and December 31, 2001, respectively, the lending agent received $163,263 and $5,610 in securities lending agent fees from the Fund. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Investment Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Investment Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Investment Adviser’s waiver of a portion of its advisory fee.

Portfolio Turnover

The Investment Adviser will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in the general market, economic or financial conditions. A Fund’s portfolio turnover rate is calculated by dividing the lesser of the Fund ‘s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the fiscal year ended December 31, 2002, the portfolio turnover rate for Balanced Capital Strategy Portfolio decreased from 154.91% to 35.46%, the portfolio turnover rate for Global Allocation Strategy Portfolio decreased from 110.57% to 53.57%, and the portfolio turnover rate for Large Cap Core Strategy Portfolio decreased from 178.95% to 124.16% as a result of the Investment Adviser’s portfolio management strategy. For the fiscal year ended December 31, 2002, the portfolio turnover rate for Intermediate Government Bond Portfolio increased from 125.46% to 219.81% due to portfolio restructuring resulting from market volatility. High portfolio turnover may result in negative tax consequences, such as an increase in capital gain dividends and/or ordinary income dividends. See “Dividends and Taxes — Taxes.” High portfolio turnover may also involve correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

REDEMPTION OF SHARES

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the SEC or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the SEC as a result of which disposal of portfolio securities or determination of the net asset value of each Portfolio is not reasonably practicable, and for such other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

30

The Fund has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Reference is made to “Other Important Information — Dividends and Taxes” in the Prospectus.

Federal Income Taxes

Under the Code, each Portfolio of the Fund will be treated as a separate corporation for federal income tax purposes and, thus, each Portfolio is required to satisfy the qualification requirements under the Code for treatment as a regulated investment company. There will be no offsetting of capital gains and losses among the Portfolios.

Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as it so qualifies, a Portfolio (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. The Fund intends to distribute substantially all of such income. To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action.

DISTRIBUTION ARRANGEMENTS

The Fund has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor with respect to the sale of the Fund’s shares to the Distributor for resale to the Accounts. Such shares will be sold at their respective net asset values and therefore will involve no sales charge. The Distributor is a wholly-owned subsidiary of the Investment Adviser.

The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

PERFORMANCE DATA

From time to time, the average annual total return and other total return data, as well as yield, of one or more of the Fund’s Portfolios may be included in advertisements or information furnished to present or prospective Contract Owners. Total return and yield figures are based on the Portfolio’s historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the SEC.

Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

31

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the offering price per share on the last day of the period. The yield for the 30-day period ending December 31, 2002 was 10.32% for the High Yield Portfolio, 3.92% for the Core Bond Strategy Portfolio, and 4.33% for the Intermediate Government Bond Portfolio.

Total return and yield figures are based on the Portfolio’s historical performance and are not intended to indicate future performance. The Portfolio’s total return and yield will vary depending on market conditions, the securities comprising the Portfolio’s portfolio, the Portfolio’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Portfolio will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. The yield and total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

     On occasion, one or more of the Portfolios may compare its performance to that of the S&P 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., or Variable Annuity Research Data Service or contained in publications such as Morningstar Publications, Inc., Chase Investment Performance Digest, Money Magazine, U.S. News & World Report, BusinessWeek, Financial Services Weekly, Kiplinger Personal Finances, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine, Wall Street Journal, USA Today, Barrons, Strategic Insight, Donaghues, Investors Business Daily and Ibbotson Associates. As with other performance data, performance comparisons should not be considered indicative of the Portfolio’s relative performance for any future period.

The Global Allocation Portfolio may also compare its performance to the performance of a reference portfolio, an unmanaged weighted index comprised as follows: 36% Standard & Poor’s Index, 24% FTSE World Index (ex-U.S.) Equities, 24% Merrill Lynch Treasury Index GA05, and 16% Salomon Brothers World Government Bond Index (ex-U.S.). On occasion, the Portfolio may compare its performance to various indices, including the Financial Times/Standard & Poor’s-Actuaries World Index, the Dow Jones Industrial Average, the Standard Poor’s 500 Index or other market indices; or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), CDA Investment Technology, Inc., Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, the Portfolio may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time the Portfolio may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

The Money Reserve Portfolio normally computes its annualized yield by determining the net change for a seven-day base period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365 an then dividing by seven. Under this calculation, the yield does not reflect realized and unrealized gains and losses on portfolio securities. The Securities and Exchange Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return by dividing the base period by seven, adding one to the quotient, raising the sum to the 365th power, and subtracting one from the result. This compounded yield calculation also excludes realized or unrealized gains or losses on portfolio securities.

32

     Set forth below is average annual return information for the shares of each of the Portfolios. The average annual total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease average annual total return.

AVERAGE ANNUAL TOTAL RETURN

	Expressed as a Percentage Based on a Hypothetical $1,000 Investment
BALANCED CAPITAL STRATEGY PORTFOLIO:
One Year Ended December 31, 2002	-12.89%
Five Years Ended December 31, 2002	0.57%
Ten Years Ended December 31, 2002	6.20%

CORE BOND STRATEGY PORTFOLIO:
One Year Ended December 31, 2002	9.95%
Five Years Ended December 31, 2002	6.59%
Ten Years Ended December 31, 2002	7.12%

FUNDAMENTAL GROWTH STRATEGY PORTFOLIO:
One Year Ended December 31, 2002	-28.47%
Five Years Ended December 31, 2002	0.87%
Ten Years Ended December 31, 2002	8.61%

GLOBAL ALLOCATION STRATEGY PORTFOLIO:
One Year Ended December 31, 2002	-8.01%
Five Years Ended December 31, 2002	0.28%
Ten Years Ended December 31, 2002	5.65%

HIGH YIELD PORTFOLIO:
One Year Ended December 31, 2002	-3.47%
Five Years Ended December 31, 2002	-1.34%
Ten Years Ended December 31, 2002	4.67%

INTERMEDIATE GOVERNMENT BOND PORTFOLIO:
One Year Ended December 31, 2002	9.81%
Five Years Ended December 31, 2002	7.12%
Ten Years Ended December 31, 2002	7.04%

LARGE CAP CORE STRATEGY PORTFOLIO:
One Year Ended December 31, 2002	-18.74%
Five Years Ended December 31, 2002	0.06%
Ten Years Ended December 31, 2002	6.73%

MONEY RESERVE PORTFOLIO:
One Year Ended December 31, 2002	1.68%
Five Years Ended December 31, 2002	4.48%
Ten Years Ended December 31, 2002	4.61%

NATURAL RESOURCES PORTFOLIO:
One Year Ended December 31, 2002	2.38%
Five Years Ended December 31, 2002	7.16%
Ten Years Ended December 31, 2002	6.20%

The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds

33

or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

ADDITIONAL INFORMATION

Under a separate agreement, ML & Co. has granted the Fund the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co., under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

ORGANIZATION OF THE FUND

     The Fund was incorporated under the laws of the State of Maryland on September 4, 1980 as the Merrill Lynch Investment Series Fund, Inc. On January 16, 1981, the Fund changed its name to Merrill Lynch Series Fund, Inc. The authorized capital stock of the Fund consists of 4,000,000,000 shares of Common Stock, par value $0.10 per share. The shares of Common Stock are divided into nineteen classes, Money Reserve Portfolio Common Stock, Intermediate Government Bond Portfolio Common Stock, Core Bond Strategy Portfolio Common Stock, High Yield Portfolio Common Stock, Large Cap Core Strategy Portfolio Common Stock, Fundamental Growth Strategy Portfolio Common Stock, Balanced Capital Strategy Portfolio Common Stock, Natural Resources Portfolio Common Stock, Global Allocation Strategy Portfolio Common Stock, and ten classes of Common Stock that have been designated classes A, B, C, D, E, F, G, H, I and J, respectively. The Fund has no present plan to issue shares of classes A, B, C, D, E, F, G, H, I or J Common Stock. Each class of Common Stock consists of 100,000,000 shares, except for the Money Reserve Portfolio which has 2,000,000,000 authorized shares and the Balanced Capital Strategy Portfolio which has 300,000,000 authorized shares. All shares of Common Stock have equal voting rights, except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio. Pursuant to the Investment Company Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a class whose shareholders have not approved such matter. Each issued and outstanding share of a class is entitled to one vote and to participate equally in dividends and distributions declared with respect to such class and in net assets of such class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable, have no preference, pre-emptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any class are entitled to redeem their shares as set forth under “Redemption of Shares.” Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors. The Fund does not intend to hold meetings of shareholders unless under the Investment Company Act shareholders are required to act on any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of the selection of independent accountants.

    Monarch Life Insurance Company (“Monarch”) provided the initial capital for each of the Fund’s Portfolios and the Investment Adviser paid the initial organizational expenses of each Portfolio. The Investment Adviser was reimbursed by Monarch for all such expenses over a five-year period.

Additional Information

To the knowledge of the Fund, the following entities owned beneficially or of record 5% or more of the shares of a Portfolio as of April 9, 2003.

Name of Portfolio	Name and Address of Shareholder	Percent
Balanced Capital Strategy Portfolio	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	81.12%

34

Name of Portfolio	Name and Address of Shareholder	Percent
Balanced Capital Strategy Portfolio	ML LIFE INSURANCE CO OF NY 2 World Financial Center, South Tower 5th FL New York, NY 10080	8.55%
Balanced Capital Strategy Portfolio	MONARCH LIFE INSURANCE CO C/O MONARCH RESOURCES INC PO Box 9039 Springfield, MA 01102-9039	5.90%
Core Bond Strategy Portfolio	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	62.09%
Core Bond Strategy Portfolio	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	24.51%
Core Bond Strategy Portfolio	ML LIFE INSURANCE CO OF NY 2 World Financial Center, South Tower 5th FL New York, NY 10080	6.99%
Core Bond Strategy Portfolio	MONARCH LIFE INSURANCE CO C/O MONARCH RESOURCES INC PO Box 9039 Springfield, MA 01102-9039	5.52%
Fundamental Growth Strategy Portfolio	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	64.53%
Fundamental Growth Strategy Portfolio	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	21.28%
Fundamental Growth Strategy Portfolio	MONARCH LIFE INSURANCE CO PO Box 9039 Springfield, MA 01102-9039	7.42%
Fundamental Growth Strategy Portfolio	ML LIFE INSURANCE CO OF NY 2 World Financial Center, South Tower 5th FL New York, NY 10080	5.49%
Global Allocation Strategy Portfolio	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	59.55%
Global Allocation Strategy Portfolio	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	26.92%
Global Allocation Strategy Portfolio	ML LIFE INSURANCE CO OF NY 2 World Financial Center, South Tower 5th FL New York, NY 10080	7.75%
High Yield Portfolio	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	53.23%
High Yield Portfolio	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	25.33%

35

Name of Portfolio	Name and Address of Shareholder	Percent
High Yield Portfolio	MONARCH LIFE INSURANCE CO C/O MONARCH RESOURCES PO Box 9039 Springfield, MA 01102-9039	16.64%
Intermediate Government Bond Portfolio	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	74.00%
Intermediate Government Bond Portfolio	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	11.76%
Intermediate Government Bond Portfolio	ML LIFE INSURANCE CO OF NY 2 World Financial Center, South Tower 5th FL New York, NY 10080	8.86%
Large Cap Core Strategy Portfolio	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	66.47%
Large Cap Core Strategy Portfolio	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	16.28%
Large Cap Core Strategy Portfolio	MONARCH LIFE INSURANCE CO PO Box 9039 Springfield, MA 01102-9039	8.33%
Large Cap Core Strategy Portfolio	ML LIFE INSURANCE CO OF NY 2 World Financial Center, South Tower 5th FL New York, NY 10080	7.83%
Money Reserves Portfolio	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	69.59%
Money Reserves Portfolio	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor	14.60%
Money Reserves Portfolio	ML LIFE INSURANCE CO OF NY 2 World Financial Center, South Tower 5th FL New York, NY 10080	8.93%
Money Reserves Portfolio	MONARCH LIFE INSURANCE CO PO Box 9039 Springfield, MA 01102-9039	5.74%
Natural Resources Portfolio	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	75.88%
Natural Resources Portfolio	ML LIFE INSURANCE COMPANY 1300 Merrill Lynch Drive, 2nd Floor Pennington, NJ 08534	13.68%

FINANCIAL STATEMENTS

The Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to its 2002 Annual Report. You may request a copy of the Annual Report at no charge by calling (800) 637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

36

Code #19058-0403

PART C. OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number			Description
1	(a)	—	Articles of Incorporation of Registrant.(a)
	(b)	—	Articles of Amendment to Registrant’s Articles of Incorporation.(b)
	(c)	—	Articles of Amendment to Registrant’s Articles of Incorporation increasing the number of authorized shares of Registrant.(c)
	(d)	—	Certificate of Collection of Articles of Amendment of Registrant.(d)
	(e)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the redesignation of shares of common stock as Balanced Capital Strategy Portfolio Common Stock.(e)
	(f)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as High Yield Portfolio Common Stock.(f)
	(g)	—	Form of Articles Supplementary to Registrant’s Articles of Incorporation relating to the designation of shares of common stock as Natural Resources Portfolio Common Stock and Global Allocation Strategy Portfolio Common Stock.(g)
	(h)	—	Form of Articles of Amendment to Registrant’s Articles of Incorporation increasing the number of authorized shares of Registrant.(h)
	(i)	—	Articles Supplementary to Registrant’s Articles of Incorporation relating to the redesignation of shares of common stock as Balanced Portfolio Common Stock and increasing the authorized shares of Money Reserve Portfolio Common Stock.(i)
	(j)	—	Articles of Amendment to Articles Supplementary designating common stock of Merrill Lynch Global Strategy Portfolio, Merrill Lynch Growth Stock Portfolio, Merrill Lynch Long Term Corporate Bond Portfolio, and Merrill Lynch Multiple Strategy Portfolio.
	(k)	—	Articles of Amendment to Articles Supplementary designating common stock of Merrill Lynch Capital Stock Portfolio.
2		—	By-Laws of Registrant, as amended.(j)
3		—	None.
4	(a)	—	Investment Advisory Agreement.(1)
	(b)	—	Sub-Advisory Agreement.(1)
5		—	Form of Amended Distribution Agreement.(m)
6		—	None.
7		—	Form of Custodian Agreement.(n)
8	(a)	—	Form of Transfer Agency, and Dividend Disbursing Agreement.(o)
	(b)	—	Form of Agreement relating to the use of the “Merrill Lynch” name.(p)
	(c)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(s)
9		—	Opinion of Rogers & Wells (incorporated by reference to Registrant’s Rule 24f-2 notice of February 20, 1997).
10		—	Consent of independent auditors for the Registrant.
11		—	None.
12		—	None.
13		—	None.
14		—	None.
15		—	Code of Ethics, as amended.(r)

(a)	Incorporated by reference to Exhibit No. 21(a) filed with Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A (“Pre-Effective Amendment No. 2”).
(b)	Incorporated by reference to Exhibit 1(b) filed with Pre-Effective Amendment No. 2.
(c)	Incorporated by reference to Exhibit 1(c) filed with Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A (“Post-Effective Amendment No. 4”).
(d)	Incorporated by reference to Exhibit 1(d) filed with Post-Effective Amendment No. 4.

C-1

(e)	Incorporated by reference to Exhibit 1(e) filed with Post-Effective Amendment No. 4.
(f)	Incorporated by reference to Exhibit 1(f) filed with Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A (“Post-Effective Amendment No. 5”).
(g)	Incorporated by reference to Exhibit 1(g) filed with Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A.
(h)	Incorporated by reference to Exhibit 1(h) filed with Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A (“Post-Effective Amendment No. 9”).
(i)	Incorporated by reference to Exhibit 1(i) filed with Post-Effective Amendment No. 9.
(j)	Incorporated by reference to Exhibit 2 filed with Post-Effective Amendment No. 9.
(k)	Incorporated by reference to Exhibit 4 filed with Post-Effective Amendment No. 5.
(l)	Incorporated by reference to Exhibit 5(a) filed with Post-Effective Amendment No. 2. Incorporated by reference to Exhibit 5(b) filed with Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A.
(m)	Incorporated by reference to Exhibit 6 filed with Post-Effective Amendment No. 5.
(n)	Incorporated by reference to Exhibit 8 filed with Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A.
(o)	Incorporated by reference to Exhibit 9(a) filed with Post-Effective Amendment No. 1.
(p)	Incorporated by reference to Exhibit 9(b) filed with Post-Effective Amendment No. 2.
(q)	Incorporated by reference to Exhibit 11 filed with Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A.
(r)	Incorporated by reference to Exhibit 16 filed with Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A.
(s)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.

Other Exhibits

(a) Power of Attorney (incorporated by reference to Other Exhibits filed with Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A.)

Item 24. Persons Controlled By or Under Common Control with Registrant.

Registrant does not control any other person. Except that substantially all of Registrant’s issued and outstanding shares are and will be held by Monarch Life Insurance Company for its Variable Account A and by separate accounts of Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York, the Registrant is not under common control with any other person.

Item 25. Indemnification.

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant, except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees and judgments, fines and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. Under each Distribution Agreement, the Registrant has agreed to indemnify the Distributor against any loss, liability, claim, damage or expense arising out of any untrue statement of a material fact, or an omission to state a material fact, in any registration statement, prospectus or report to shareholders of the Registrant. Reference is made to Article VI of Registrant’s Certificate of

C-2

Incorporation, Article VI of Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of each Distribution Agreement. The Registrant has obtained an officers’ and directors’ liability insurance policy for its officers and directors.

Item 26. Business and Other Connections of Investment Adviser.

Merrill Lynch Investment Managers, L.P. (the “Investment Adviser” or “MLIM”) acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

Fund Asset Management, L.P. (“FAM”), an affiliate of the Investment Adviser, acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as sub-adviser to certain other portfolios.

The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, FAM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (FAMD) is P.O. Box 9081, Princeton, New Jersey

C-3

08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch &Co., Inc. (“ML&Co.”)is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of Financial Data Services, Inc. (“FDS”) is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and director of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since December 1, 2000 for his, her own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM or its affiliates and and Mr. Doll is an officers of one or more of such companies.

Name	Positions with Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of FAM

Princeton Services	General Partner	General Partner of FAM

Robert C. Doll, Jr.	President	President of FAM; Co-Head (Americas Region) of FAM from 2000 to 2001; Senior Vice President of FAM from 1999 to 2001; Director of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Lawrence Haber	Chief Financial Officer	First Vice President of FAM; Senior Vice President and Treasurer of Princeton Services, Inc.

Brian A. Murdock	Chief Operating Officer	Executive Vice President of Princeton Services; First Vice President of FAM; Chief Investment Officer of EMEA Pacific Region and Global CIO for Fixed Income and Alternative Investments; Head of MLIM's Pacific Region and President of MLIM Japan, Australia and Asia

Donald C. Burke	First Vice President, Treasurer and Director of Taxation	First Vice President and Treasurer of FAM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD
Andrew J. Donohue	General Counsel	General Counsel of FAM and Princeton Services

(b) Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) acts as sub-adviser to a number of registered investment companies.

C-4

The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business profession, vocation or employment of a substantial nature in which each such person had been engaged since December 1, 2001, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Glenn and Burke are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 26:

Name	Positions with MLAM U.K.	Other Substantial Business, Profession, Vocation or Employment
Nicholas C.D. Hall	Director	Director of MLIM and the Institutional Liquidity Fund plc; First Vice President and General Counsel for MLIM (EMEA Region)

James T. Stratford	Alternate Director	Director of MLIM; Head of Compliance, MLIM (EMEA Region)

Donald C. Burke	Treasurer	First Vice President and Treasurer of MLIM and FAM; Director of Taxation of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Debra Anne Searle	Company Secretary	None

Item 27. Principal Underwriters.

(a) FAMD acts as the principal underwriter for each of the following open-end registered investment companies including the Registrant: Financial Institutions Series Trust, Mercury Basic Value Fund, Inc., Mercury Global Holdings, Inc., Mercury Funds II, Mercury Large Cap Series Funds, Inc., Mercury Small Cap Value Fund, Inc., Mercury U.S. High Yield Fund, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch EuroFund, Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Balanced Fund of Mercury Funds, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch International Fund of Mercury Funds, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Large Cap Growth V.I. Fund of Mercury V.I. Funds, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short Term U.S. Government Fund,

C-5

Inc., Merrill Lynch Small Cap Value Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch U.S. High Yield Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc., The Asset Program, Inc and Merrill Lynch Principal Protected Trust. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

(b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081.

Name	Position(s) and Officer(s) with Underwriter	Position(s) and Office(s) with Registrant
Brian A. Murdock	President	None
Michael G. Clark	Director and Treasurer	None
Thomas J. Verage	Director	None
Donald C. Burke	Vice President	Vice President and Treasurer
Robert Harris	Secretary	None
(c) Not applicable.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, (the “Investment Company Act”) and the Rules thereunder are maintained at the offices of the Registrant, its Investment Adviser, its Custodian, and its Transfer Agent.

Item 29. Management Services.

Other than as set forth in the Prospectus constituting Part A of the Registration Statement and under the captions “Management of the Company” and “Investment Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

C-6

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 25th day of April, 2003.

MERRILL LYNCH SERIES FUND, INC. (Registrant)

By	/s/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated.

	Signature	Title	Date
	*	President and Director
	(Terry K. Glenn)	(Principal Executive Officer)

	*	Vice President and Treasurer
	(Donald C. Burke)	(Principal Financial and Accounting Officer)

	*	Director
(Donald W. Burton)

	*	Director
(M. Colyer Crum)

	*	Director
(Laurie Simon Hodrick)

	*	Director
(Fred G. Weiss)

*By:	/s/ DONALD C. BURKE		April 25, 2003
(Donald C. Burke, Attorney-in-Fact)

C-7

EXHIBIT INDEX

Exhibit Number			Description
1	(j)	—	Articles of Amendment to Articles Supplementary designating common stock of Merrill Lynch Global Strategy Portfolio, Merrill Lynch Growth Stock Portfolio, Merrill Lynch Long Term Corporate Bond Portfolio, and Merrill Lynch Multiple Strategy Portfolio.

1	(k)	—	Articles of Amendment to Articles Supplementary designating common stock of Merrill Lynch Capital Stock Portfolio.

10		—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant.